                             PERFORMANCE FUNDS TRUST
                       TELEPHONE: 1-800 PERFORM (737-3676)

              STATEMENT OF ADDITIONAL INFORMATION - OCTOBER 1, 2005
                         SUPPLEMENTED OCTOBER 25, 2005

                              THE MONEY MARKET FUND
                       THE U.S. TREASURY MONEY MARKET FUND
                      THE SHORT TERM GOVERNMENT INCOME FUND
                        THE INTERMEDIATE TERM INCOME FUND
                           THE STRATEGIC DIVIDEND FUND
                            THE LARGE CAP EQUITY FUND
                             THE MID CAP EQUITY FUND
                             THE LEADERS EQUITY FUND
                    THE PERFORMANCE ADVISOR GROWTH PORTFOLIO
                   THE PERFORMANCE ADVISOR MODERATE PORTFOLIO
                 THE PERFORMANCE ADVISOR CONSERVATIVE PORTFOLIO

     Performance Funds Trust (the "Trust") is an open-end, management investment company consisting of eleven separate series. This Statement of Additional Information ("SAI") contains information about the Class A Shares, the Class B Shares and the Institutional Class Shares of each of the following series--THE MONEY MARKET FUND, THE U.S. TREASURY MONEY MARKET FUND (THE "TREASURY FUND") (THE MONEY MARKET FUND AND THE TREASURY FUND ARE TOGETHER REFERRED TO HEREIN AS THE "MONEY MARKET FUNDS"), THE SHORT TERM GOVERNMENT INCOME FUND (THE "SHORT TERM FUND"), THE INTERMEDIATE TERM INCOME FUND (THE "INTERMEDIATE FUND") (THE SHORT TERM FUND AND THE INTERMEDIATE FUND ARE TOGETHER REFERRED TO HEREIN AS THE "INCOME FUNDS"), THE STRATEGIC DIVIDEND FUND, THE LARGE CAP EQUITY FUND, THE MID CAP EQUITY FUND AND THE LEADERS EQUITY FUND (THE STRATEGIC DIVIDEND FUND, THE LARGE CAP EQUITY FUND, THE MID CAP EQUITY FUND AND THE LEADERS EQUITY FUND ARE TOGETHER REFERRED TO HEREIN AS THE "EQUITY FUNDS") (each, a "Fund" and collectively, the "Funds"), AND THE CLASS C SHARES OF THE FOLLOWING SERIES, THE PERFORMANCE ADVISOR GROWTH PORTFOLIO (THE "GROWTH PORTFOLIO"), THE PERFORMANCE ADVISOR MODERATE PORTFOLIO (THE "MODERATE PORTFOLIO") AND THE PERFORMANCE ADVISOR CONSERVATIVE PORTFOLIO (THE "CONSERVATIVE PORTFOLIO") (HEREINAFTER REFERRED TO AS THE "PORTFOLIOS"). The investment objectives of each Fund are described in the Prospectus. See the "Investment Policies."

     This SAI is not a prospectus and should be read in conjunction with the Money Market Funds', the Portfolios', the Income Funds' and the Equity Funds' Prospectuses, each dated October 1, 2005. All terms used in this SAI that are defined in the Prospectuses will have the meanings assigned in the Prospectuses. The financial statements and related report of the independent registered public accounting firm in the Funds' (except for the Treasury Fund) Annual Report for the fiscal year ended May 31, 2005 are incorporated by reference into this SAI. Copies of the Prospectuses and the Annual Report may be obtained without charge by writing to the Trust's distributor, at 3435 Stelzer Road, Columbus, Ohio 43219; or by calling the Trust at the telephone number indicated above.

                                TABLE OF CONTENTS

Investment Policies........................................................    3
Description of Securities and Investment Practices.........................    6
Investment Restrictions....................................................   21
Management of The Funds....................................................   22
Renewal of the Investment Advisory Contracts...............................   32
Proxy Voting Policies......................................................   35
Distribution of Fund Shares ...............................................   35
Rule 12b-1 Distribution Plan...............................................   36
Additional Payments........................................................   37
Calculation of Yield and Total Return......................................   38
Individual Retirement Account ("IRA")......................................   39
Additional Purchase and Redemption Information.............................   39
Determination of Net Asset Value...........................................   42
Portfolio Transactions.....................................................   43
Disclosure of Portfolio Holdings Information...............................   45
Federal Income Taxes.......................................................   46
Shares of Beneficial Interest..............................................   49
Other Information..........................................................   55
Securities Lending Agent...................................................   55
Custodian..................................................................   55
Legal Counsel..............................................................   56
Experts....................................................................   56
Financial Statements.......................................................   56
Appendix A.................................................................   57
Appendix B - Proxy Voting Policy...........................................   59

     NEITHER THE PROSPECTUS NOR SAI CONSTITUTES AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY SECURITIES OTHER THAN THE REGISTERED SECURITIES TO WHICH IT RELATES. NEITHER THE PROSPECTUS NOR SAI CONSTITUTES AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY SUCH SECURITIES IN ANY CIRCUMSTANCES IN WHICH SUCH OFFER OR SOLICITATION IS UNLAWFUL.

                               INVESTMENT POLICIES


The Prospectus discusses the investment objectives of the Funds and the policies to be employed to achieve those objectives. This section contains supplemental information concerning certain types of securities and other instruments in which the Funds may invest, the investment policies and portfolio strategies that the Funds may utilize, and certain risks attendant to such investments, policies and strategies. The investment objective of each Fund (except for the Leaders Equity Fund, The Strategic Dividend Fund, and the Portfolios) is a fundamental policy of the Fund and may not be changed without the approval of the Fund's shareholders. All other investment limitations, other than the fundamental investment restrictions listed under "Investment Restrictions," described in the Prospectus or this Statement of Additional Information may be changed by the Trust's Board of Trustees. With respect to (1) the Funds' primary investment policy involving 80% of the Fund's "assets" and (2) the Fund's secondary investment policy involving the remainder of 20% of the Fund's "assets" as shown in the SAI and the Prospectuses, the term "assets" refers to "net assets plus borrowings for investment purposes." In addition, unless otherwise noted, each 80% primary investment policy is a nonfundamental policy which means it may be changed by the Board of Trustees without shareholder approval. The Funds will provide notice to shareholders at least 60 days prior to any change to this policy.


THE FUNDS

     THE MONEY MARKET FUND. The Fund pursues its objective to provide investors with as high a level of current income as is consistent with preservation of capital and liquidity by investing in a broad range of high quality, short-term, money market instruments that have remaining maturities not exceeding 397 days. The Fund is required to maintain a dollar-weighted average portfolio maturity no greater than 90 days. The Fund's investments may include any investments permitted under federal rules governing money market funds, including: U.S. Government Securities; domestic and foreign bank obligations; commercial paper, corporate debt securities, variable rate demand notes and repurchase agreements and other high quality short-term securities (see "U.S. Government Securities", "Domestic and Foreign Bank Obligations", "Commercial Paper", "Corporate Debt Securities", "Repurchase Agreements", and "Variable and Floating Rate Demand, and Master Demand Notes").

     The Adviser selects only those U.S. dollar-denominated debt instruments that meet the high quality and credit risk standards established by the Board of Trustees and consistent with Federal requirements applicable to money market funds. In accordance with such requirements, the Fund will purchase securities that are rated within the top two rating categories by at least two nationally recognized statistical rating organizations ("NRSROs") or, if only one NRSRO has rated the security, by that NRSRO, or if not rated, the securities are deemed of comparable quality pursuant to standards adopted by the Board of Trustees. The Fund will purchase commercial paper only if, at the time of the investment, the paper is rated within the top rating category or deemed of comparable quality pursuant to standards adopted by the Board of Trustees. The Fund will invest no more than 5% of its total assets in securities rated below the highest rating category or, if unrated, deemed of comparable quality.

     The Fund may also invest in the securities of other investment companies (see "Investment Company Securities"). The Fund may also lend its portfolio securities (see "Lending Securities").

     THE TREASURY FUND. The Fund pursues its objective to provide investors with as high a level of current income as is consistent with preservation of capital and liquidity by normally investing in obligations issued by the U.S. Treasury ("U.S. Treasury Securities") and repurchase agreements collateralized by U.S. Treasury Securities (see "U.S. Government Securities", "Repurchase Agreements", and "Variable and Floating Rate Demand, and Master Demand Notes"). The Fund may purchase U.S. Treasury Securities on a "when-issued" basis (see "When-Issued, Delayed Delivery Securities and Forward Commitments"). U.S. Treasury Securities may also include STRIPs (see "Zero Coupon Securities and STRIPs"). The Fund is required to maintain a dollar-weighted average portfolio maturity no greater than 90 days with no security having remaining a maturity exceeding 397 days.

     The Fund may also invest in the securities of other investment companies having similar investment policies (see "Investment Company Securities"). The Fund may also lend its portfolio securities (see "Lending Securities").

     THE SHORT TERM FUND AND THE INTERMEDIATE FUND. Each Income Fund pursues its objective as described in the prospectus by investing primarily in securities issued by the U.S. Government, its agencies and instrumentalities (see "U.S. Government Securities" and "Mortgage Related Securities") within such Fund's given maturity restrictions described in the prospectus. These securities may also include zero coupon securities (see "Zero Coupon Securities").

     To permit desirable flexibility, the Short Term Fund has authority to invest up to 20% of its assets and the Intermediate Fund has authority to invest up to 35% of its total assets in corporate debt securities rated BBB or better by Standard &Poor's (S&P) or Baa or better by Moody's Investment Services, Inc. ("Moody's") (or deemed of comparable quality by the Adviser) and high quality money market instruments including commercial paper rated A-2 or better by S&P or Prime-2 or better by Moody's (or deemed by the Adviser to be of comparable quality); certificates of deposit, bankers' acceptances and other short-term debt obligations of domestic and foreign banks variable and floating rate demand and master demand notes; and repurchase agreements with respect to securities in which the Fund is authorized to invest (see "Domestic and Foreign Bank Obligations", "Commercial Paper", "Corporate Debt Securities", "Repurchase Agreements", and "Variable and Floating Rate Demand and Master Demand Notes"). In addition, the Funds may enter into interest rate futures contracts, options on securities and options on futures contracts to a limited extent (see "Interest Rate Futures Contracts and Options Thereon", "Investment in Bond Options" and "Risks Involving Futures Contracts"). The Funds may also invest in investment companies, securities on a when-issued basis or forward commitment basis and lend its portfolio securities (see "Investment Company Securities", "When-Issued, Delayed Delivery Securities and Forward Commitments" and "Lending Securities").

     THE STRATEGIC DIVIDEND FUND. The investment objective of the Strategic Dividend Fund is to seek a level of current income and long term growth of income consistent with preservation of capital. Under normal market conditions, the Fund invests at least 65% of its total assets in income-producing equity securities. The Sub-Adviser seeks to achieve the Fund's investment objectives by investing in income-producing equity instruments (including common stocks, preferred stocks and convertible securities) and investment grade quality debt securities, in the 10 economic sectors of the S&P 500 Index (see "Convertible Securities"). The Fund typically focuses its investments in a small group of domestic large capitalization companies dividend paying stocks and is considered a non-diversified fund. Under normal market conditions, up to 35% of the Fund's total assets may be invested in options, warrants, foreign securities/ADRs, money market instruments, investment grade debt securities, U.S. Government Securities and futures contracts (see "Options on Common Stock and Stock Indices," "Warrants and Rights," "Foreign Securities and American Depository Receipts," "Corporate Debt Securities," "U.S. Government Securities", "Stock Index Future Contracts" and "Options on Index Futures"). The Fund may invest without limit in debt instruments for temporary defensive purposes when the Adviser has determined that abnormal market or economic conditions so warrant. These debt obligations may include U.S. Government Securities; certificates of deposit, bankers' acceptances and other short-term debt obligations of banks, short term money market instruments including commercial paper rated "A-2" or better by S&P, or "P-2" or better by Moodys; and repurchase agreements with respect to securities in which the Fund is authorized to invest. (See "Domestic and Foreign Bank Obligations", "Commercial Paper", "Repurchase Agreements" and "Variable and Floating Rate Demand Notes"), The Fund may also invest in investment companies and lend portfolio securities (see "Investment Company Securities" and "Lending Securities").


     THE LARGE CAP EQUITY FUND. The Large Cap Equity Fund pursues its objective of long-term capital appreciation by investing primarily in common stocks. The Fund may also enter into stock index futures contracts, options on securities, and options on futures contracts to a limited extent (see "Stock Index Futures Contracts", "Options on Common Stocks and Stock Indices" and "Options on Index Futures "). The Fund expects to invest primarily in securities of U.S. based companies, but it may also invest in securities of non-U.S. companies, generally through ADRs (see "Foreign Securities"). Under normal circumstances, at least 80% of the Fund's net assets will be invested in equity securities of large U.S. companies, as described in the Prospectus. Companies that satisfy this test at the time of purchase will continue to be considered "large" for purposes of the 80% test even if they subsequently fall below this range. Under normal conditions, up to 20% of the Fund's assets may be invested in smaller capitalization stocks (i.e., mid- and small capitalization stocks not included in the definition of "large cap" stocks set forth in the prospectus), foreign securities, U.S. Government Securities and options and futures transactions (see "U.S. Government Securities"). When warranted by business or financial conditions, or when, in the opinion of the Adviser, it is the best interests of the Fund, the Fund may for temporary defensive purposes invest up to 100% of its total assets in U.S. Government Securities or, subject to a 25% industry concentration limitation, certificates of deposit, bankers' acceptances, commercial paper rated "A-2" or better by S&P or "P-2" or better by Moodys, repurchase agreements (maturing in seven days or less) mortgage related and asset backed securities and debt obligations of corporations (corporate bonds, debentures, notes and other similar corporate debt instruments) which are rated A or better by at least two rating organizations(see "Corporate Debt Securities," "Mortgage Related Securities" and "Other Asset Backed Securities"). The Fund may also invest in investment companies and lend portfolio securities (see "Investment Company Securities" and "Lending Securities".)

     THE MID CAP EQUITY FUND. The Mid Cap Equity Fund pursues its objective of growth of capital by investing primarily in a diversified portfolio of publicly traded common stocks. Under normal circumstances, at least 80% of the Fund's net assets will be invested in equity securities of mid-sized companies. Mid-sized companies are defined as those with market capitalizations that fall within the range of companies in the S&P Mid Cap Index at the time of investment. The S&P Mid Cap Index is an unmanaged index that is designed to track the performance of medium sized companies. The index is updated quarterly, and the companies included in the index, as well as their capitalization ranges, change from time to time. A company that was within the range of the index at the time its stock was purchased by the Fund will continue to be considered mid-sized for purposes of the 80% test even if its capitalization subsequently falls outside the range of the index. Under normal market conditions, up to 20% of the Fund's assets may be invested in options, warrants, preferred stock, foreign securities, money market instruments, securities convertible into common or preferred stock, futures contracts and equity securities of larger capitalized companies (see "Options on Common Stock and Stock Indices," "Warrants," "Convertible Securities," "Foreign Securities and American Depository Receipts," "Corporate Debt Securities," "Stock Index Future Contracts" and "Options on Index Futures"). The Fund may invest without limit in investment grade corporate debt securities, mortgage related and asset backed securities, preferred stock and equity securities of larger capitalized companies for temporary defensive purposes when the Adviser has determined that abnormal market or economic conditions so warrant. These debt obligations may include U.S. Government Securities; certificates of deposit, bankers' acceptances and other short-term debt obligations of banks, short term money market instruments including commercial paper rated "A-2" or better by S&P, or "P-2" or better by Moodys; and repurchase agreements with respect to securities in which the Fund is authorized to invest. (See "Domestic and Foreign Bank Obligations", "Commercial Paper", "Repurchase Agreements" and "Variable and Floating Rate Demand Notes" The Fund may also invest in investment companies and lend portfolio securities (see "Investment Company Securities" and "Lending Securities").

     THE LEADERS EQUITY FUND. The Leaders Equity Fund pursues its objective of long-term capital appreciation by investing under normal circumstances, at least 80% of its net assets in equity securities of (1) companies with market capitalizations greater than $500 million at the time of purchase and (2) companies whose stock price performance and other fundamentals are considered by the Adviser to be in the top 25% of equity markets as measured by various financial industry research companies and other independent organizations providing similar services. The Fund typically focuses its investments in a core group of 20-40 stocks. Under normal market conditions, up to 20% of the Fund's assets may be invested in options, warrants, preferred stock, foreign securities/ADRs, money market instruments, investment grade debt securities and securities convertible into common or preferred stock, futures contracts and equity securities of larger capitalized companies (see "Options on Common Stock and Stock Indices," "Warrants," "Convertible Securities," "Foreign Securities and American Depository Receipts," "Corporate Debt Securities," "Stock Index Future Contracts" and "Options on Index Futures"). The Fund may invest without limit (i.e., constituting more than the 30-40 stocks of the core portfolio) in debt instruments, preferred stock and equity securities of larger capitalized companies for temporary defensive purposes when the Adviser has determined that abnormal market or economic conditions so warrant. These debt obligations may include U.S. Government Securities; certificates of deposit, bankers' acceptances and other short-term debt obligations of banks, short term money market instruments including commercial paper rated "A-2" or better by S&P, or "P-2" or better by Moodys; and repurchase agreements with respect to securities in which the Fund is authorized to invest. (See "Domestic and Foreign Bank Obligations", "Commercial Paper", "Repurchase Agreements" and "Variable and Floating Rate Demand Notes".) The Fund may also invest in investment companies and lend portfolio securities (see "Investment Company Securities" and "Lending Securities".)

THE PERFORMANCE ADVISOR LIFESTYLE SERIES

     The Prospectus discusses the investment objectives and strategies for the Portfolios, each of which is a "fund of funds," that invests primarily in Institutional Class Shares of the Equity Funds, Income Funds and Money Market Funds described above. Each of the Portfolios allocates periodically its assets among the Equity Funds, Income Funds and Money Market Funds within predetermined ranges in accordance with such Portfolio's objective, potential investment risk and reward to ensure broad diversification among asset classes and in response to changes in market conditions. However, as a general matter, there will not be large, sudden changes in a Fund's asset allocation. See "Investment Companies". Accordingly, the following description of securities and investment practices are applicable to the Portfolios indirectly as a result of their underlying investment in the Equity Funds, Income Funds and Money Market Funds.

               DESCRIPTION OF SECURITIES AND INVESTMENT PRACTICES

     U.S. GOVERNMENT SECURITIES (all Funds). The Funds, except as noted below, may invest in all types of securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities, including U.S. Treasury obligations with varying interest rates, maturities and dates of issuance, such as U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (generally maturities of one to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years) and obligations issued or guaranteed by U.S. Government agencies or which are supported by the full faith and credit pledge of the U.S. Government. The only U.S. Government securities in which the Treasury Fund may invest are U.S. Treasury obligations. In the case of U.S. Government obligations which are not backed by the full faith and credit pledge of the United States, the Funds must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States in the event the agency or instrumentality is unable to meet its commitments. Such securities may also include securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government, its agencies, authorities or instrumentalities and participation in loans made to foreign governments or their agencies that are substantially guaranteed by the U.S. Government (such as Government Trust Certificates). See "Mortgage-Related Securities" and "Other Asset-Backed Securities" below.

     DOMESTIC AND FOREIGN BANK OBLIGATIONS (all Funds except the Treasury Fund). These obligations include but are not restricted to certificates of deposit, commercial paper, Yankee dollar certificates of deposit, bankers' acceptances, Eurodollar certificates of deposit and time deposits, promissory notes and medium-term deposit notes. The Funds will not invest in any obligations of its affiliates, as defined under the Investment Company Act of 1940, as amended (the "1940 Act"). The Funds limit their investments in U.S. bank obligations to obligations of U.S. banks (including foreign branches). The Funds limit their investments in foreign bank obligations to U.S. dollar-denominated obligations of foreign banks (including U.S. branches of foreign banks) which, in the opinion of the Adviser, are of an investment quality comparable to obligations of U.S. banks which may be purchased by the Funds.

     Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties, which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. Investments in fixed time deposits subject to withdrawal penalties maturing from two days through seven days may not exceed 10% of the value of the total assets of the Fund.

     Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of U.S. banks, including the possibilities that their liquidity could be impaired because of future political and economic developments; that the obligations may be less marketable than comparable obligations of U.S. banks; that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; that foreign deposits may be seized or nationalized; that foreign governmental restrictions, such as exchange controls, may be adopted which might adversely affect the payment of principal and interest on those obligations; that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks; or that the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. Foreign banks are not subject to examination by any U.S. Government agency or instrumentality.

     Investments in Eurodollar and Yankee dollar obligations involve additional risks. Most notably, there generally is less publicly available information about foreign companies; there may be less governmental regulation and supervision; they may use different accounting and financial standards; and the adoption of foreign governmental restrictions may adversely affect the payment of principal and interest on foreign investments. In addition, not all-foreign branches of U.S. banks are supervised or examined by regulatory authorities, as are United States banks, and such branches may not be subject to reserve requirements.

     COMMERCIAL PAPER (all Funds except the Treasury Fund). Commercial paper includes short-term unsecured promissory notes, variable rate demand notes and variable rate master demand notes issued by U.S. banks and bank holding companies, U.S. corporations and financial institutions, as well as similar taxable and tax-exempt instruments issued by government agencies and instrumentalities. Each Fund establishes its own standards of creditworthiness for issuers of such investments.

     CORPORATE DEBT SECURITIES (all Funds except the Treasury Fund). The Funds may invest in U.S. dollar-denominated obligations issued or guaranteed by U.S. corporations or U.S. commercial banks, U.S. dollar denominated obligations of foreign issuers, including, for the Equity and Government Funds, those described below under "Foreign Securities and American Depository Receipts." Such debt obligations include, among others, bonds, notes, debentures, commercial paper and variable rate demand notes. Bank obligations include, but are not limited to certificates of deposit, bankers' acceptances, and fixed time deposits. The Adviser, in choosing corporate debt securities on behalf of a Fund will evaluate each issuer based on (i) general economic and financial conditions; (ii) the specific issuer's (a) business and management, (b) cash flow, (c) earnings coverage of interest and dividends, (d) ability to operate under adverse economic conditions, (e) fair market value of assets, and (f) in the case of foreign issuers, unique political, economic or social conditions to such issuer's country; and, (iii) other considerations the Adviser deems appropriate. Investment in obligations of foreign issuers may present a greater degree of risk than investment in domestic securities (see "Foreign Securities and American Depository Receipts" below for more details). The Money Market Fund's investments in U.S. corporate debt securities are limited to corporate bonds, debentures, notes and other similar corporate debt instruments which meet previously disclosed minimum ratings or if unrated, are in the Adviser's opinion comparable in quality to corporate debt securities in which the Fund may invest. See the Appendix A for an explanation of different rating categories.

     UNRATED INVESTMENTS (all Funds except the Treasury Fund). Each Fund may purchase instruments that are not rated if such obligations are of investment quality comparable to other rated investments that are permitted to be purchased by such Fund in accordance with procedures adopted by the Board of Trustees.

     After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. Neither event will require a sale of such security by such Fund. However, in the case of the Money Market Fund, if the security is downgraded to a level below that permitted for money market funds under Rule 2a-7 of the 1940 Act, the Fund's Adviser must report such event to the Board of Trustees as soon as possible to permit the Board to reassess the security promptly to determine whether it may be retained as an eligible investment for the fund. To the extent the ratings given by a NRSRO may change as a result of changes in such organizations or their rating systems, the Money Market Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Prospectus and in this SAI.

     LETTERS OF CREDIT (all Funds except the Treasury Fund). Each Fund may purchase debt obligations backed by an irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of the Adviser are of investment quality comparable to other permitted investments of the fund may be used for letter of credit-backed investments.

     LENDING OF SECURITIES (all Funds). Each Fund may lend its portfolio securities to qualified institutional investors who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its portfolio securities, each Fund attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over the value of the collateral. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in collateral should the borrower of the securities fail financially. Each Fund may lend its portfolio securities to qualified brokers, dealers, domestic banks or other domestic financial institutions, so long as the terms, and the structure of such loans are not inconsistent with the 1940 Act or the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "SEC") thereunder, which currently require that (a) the borrower pledge and maintain with the Fund collateral consisting of cash, an irrevocable letter of credit or other liquid securities having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of securities loaned rises (i.e., the borrower "marked-to-market" on a daily basis), (c) the loan be made subject to termination by the Fund at any time and (d) the Fund receives reasonable interest on the loan (which may include the Fund's investing any cash collateral in interest bearing short-term investments), any distributions on the loaned securities and any increase in their market value. A Fund will not lend portfolio securities if, as a result, the aggregate of such loans exceed 33 1/3% of the value of a Fund's total assets. Loan arrangements made will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which rules presently require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Board of Trustees.

     INTEREST RATE FUTURES CONTRACTS AND OPTIONS THEREON. The Income Funds and The Money Market Fund may use interest rate futures contracts ("futures contracts") principally as a hedge against the effects of interest rate changes. A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. Future contracts are traded on designated "contracts markets" which, through their clearing corporations, guarantee performance of the contracts. Currently, there are futures contracts based on securities such as long-term U.S. Treasury bonds, U.S. Treasury notes, GNMA Certificates and three-month U.S. Treasury bills.

     Generally, if market interest rates increase, the value of outstanding debt securities decline (and vice versa). Entering into a futures contract for the sale of securities has an effect similar to the actual sale of securities, although sale of the futures contract might be accomplished more easily and quickly. For example, if a Fund holds long-term U.S. Government securities and the Adviser anticipates a rise in long-term interest rates, it could, in lieu of selling its portfolio securities, enter into futures contracts for the sale of similar long-term securities. If rates increased and the value of a Fund's portfolio securities declined, the value of the Fund's futures contracts would increase, thereby protecting the Fund by preventing its net asset value from declining as much as it otherwise would have declined. Similarly, entering into futures contracts for the purchase of securities has an effect similar to actual purchase of the underlying securities, but permits the continued investment of securities other than the underlying securities. For example, if the Adviser expects long-term interest rates to decline, the Fund might enter into futures contracts for the purchase of long-term securities, so that it could gain rapid market exposure that may offset anticipated increases in the cost of securities it intends to purchase, while continuing to hold higher-yielding short-term securities or waiting for the long-term market to stabilize.


     At the time a Fund enters into a futures transaction, it is required to make a performance deposit (initial margin) of cash or liquid securities with its custodian in a segregated account in the name of the futures broker. Subsequent payments of "variation margin" are then made on a daily basis, depending on the value of the futures which is continually "marked-to-market." (See "Margin and Segregation Requirements" below).


     The Funds may engage only in interest rate futures contract transactions involving (i) the sale of the designated debt securities underlying the futures contract (i.e., short positions) to hedge the value of securities held by such Funds; (ii) the purchase of the designated debt securities underlying the futures contract when such Funds hold a short position having the same delivery month (i.e., a long position offsetting a short position); or (iii) activities that are incidental to a Fund's activities in the cash market in which such a Fund has determined to invest. If the market moves favorably after a Fund enters into an interest rate futures contract as a hedge against anticipated adverse market movements, the benefits from such favorable market movements on the value of the securities so hedged will be offset in whole or in part, by a loss on the futures contract.

     The Funds may engage in futures contract sales to maintain the income advantage from continued holding of a long-term security while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term security prices. If, however, securities prices rise, a Fund would realize a loss in closing out its futures contract sales that would offset any increases in prices of the long-term securities it holds.

     The Funds may purchase and sell interest rate futures contracts ("futures contracts") as a hedge against changes in interest rates, provided that not more than 25% of each Fund's net assets are at risk due to such transactions.

     An option on a futures contract gives the purchaser the right, but not the obligation, in return for the premium paid, to assume (in the case of a call) or sell (in the case of a put) a position in a specified underlying futures contract (which position may be a long or short position) at a specified exercise price at any time during the option exercise period. Sellers of options on futures contracts, like buyers and sellers of futures contracts, make an initial performance deposit and are subject to calls for variation margin.

     INVESTMENT IN BOND OPTIONS. The Income Funds may purchase put and call options and write covered put and call options on securities in which each such Fund may invest directly and that are traded on registered domestic securities exchanges or that result from separate, privately negotiated transactions with primary U.S. Government securities dealers recognized by the Board of Governors of the Federal Reserve System (i.e., over-the-counter (OTC) options). The writer of a call option, who receives a premium, has the obligation upon exercise, to deliver the underlying security against payment of the exercise price during the option period. The writer of a put option, who receives a premium, has the obligation to buy the underlying security, upon exercise, at the exercise price during the option period.

     The Income Funds may write put and call options on bonds only if they are covered, and such options must remain covered as long as the Fund is obligated as a writer. A call option is covered if an Income Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration if the underlying security is held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A put option is covered if an Income Fund maintains liquid assets with a value equal to the exercise price in a segregated account with its custodian.

     The principal reason for writing put and call options is to attempt to realize, through the receipt of premiums, a greater current return than would be realized on the underlying securities alone. In return for the premium received for a call option, the Income Funds forego the opportunity for profit from a price increase in the underlying security above the exercise price so long as the option remains open, but retains the risk of loss should the price of the security decline. In return for the premium received for a put option, the Income Funds assume the risk that the price of the underlying security will decline below the exercise price, in which case the put would be exercised and the Fund would suffer a loss. The Income Funds may purchase put options in an effort to protect the value of a security it owns against a possible decline in market value.

     Writing of options involves the risk that there will be no market in which to effect a closing transaction. An exchange-traded option may be closed out only on an exchange that provides a secondary market for an option of the same series. OTC options are not generally terminable at the option of the writer and may be closed out only by negotiation with the holder. There is also no assurance that a liquid secondary market on an exchange will exist. In addition, because OTC options are issued in privately negotiated transactions exempt from registration under the Securities Act of 1933, there is no assurance that the Income Funds will succeed in negotiating a closing out of a particular OTC option at any particular time. If an Income Fund, as a covered call option writer, is unable to effect a closing purchase transaction in the secondary market or otherwise, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

     The staff of the SEC has taken the position that purchased options not traded on registered domestic securities exchanges and the assets used as cover for written options not traded on such exchanges are generally illiquid securities. However, the staff has also opined that, to the extent a mutual fund sells an OTC option to a primary dealer that it considers creditworthy and contracts with such primary dealer to establish a formula price at which the fund would have the absolute right to repurchase the option, the fund would only be required to treat as illiquid the portion of the assets used to cover such option equal to the formula price minus the amount by which the option is in-the-money. Pending resolution of the issue, the Income Funds will treat such options and, except to the extent permitted through the procedure described in the preceding sentence, assets as subject to each such Fund's limitation on investments in securities that are not readily marketable.

     OPTIONS ON COMMON STOCKS AND STOCK INDICES (The Equity Funds only). Each Fund may write (i.e., sell) call options ("calls") if the calls are "covered" throughout the life of the option. A call is "covered" if a Fund owns or has the right to acquire the optioned securities and maintains, in a segregated account with its custodian, liquid assets with a value sufficient to meet its obligations under the call, or if a Fund owns an offsetting call option. When a Fund writes a call, it receives a premium and gives the purchaser the right to buy the underlying security at any time during the call period (usually not more than nine months in the case of common stock) at a fixed exercise price, regardless of market price changes during the call period. If the call is exercised, each Fund forgoes any gain from an increase in the market price of the underlying security over the exercise price.

     Each Fund also may purchase put options ("puts"). When a Fund purchases a put, it pays a premium in return for the right to sell the underlying security at the exercise price at any time during the option period. If any put is not exercised or sold, it will become worthless on its expiration date. If a put is purchased and becomes worthless on its expiration date, a Fund will have lost the premium and this will have the effect of reducing the Fund's return.

     Each Fund will realize a gain (or loss) on a closing purchase transaction with respect to a call previously written by the Fund if the premium, plus commission costs, paid to purchase the call is less (or greater) than the premium, less commission costs, received on the sale of the call. A gain also will be realized if a call which the Fund has written lapses unexercised, because the Fund would retain the premium.

     Each Fund will not purchase options if, as a result, the aggregate cost of all outstanding options exceeds 10% of the Fund's total assets. There can be no assurance that a liquid secondary market will exist at any given time for a particular option.

     INDEX FUTURES CONTRACTS (Equity Funds). Each Fund may enter into stock index futures contracts in order to protect the value of common stock investments, provided that not more than 25% of the Fund's total assets are at risk due to such transactions. An index futures contract is a contract to buy or sell units of an index at a specified future date, at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. A unit is the current value of the index. The Funds may enter into stock index futures contracts and may purchase and sell options thereon.

     There are several risks in connection with the use by the Funds of index futures as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedge. The Fund will attempt to reduce this risk by selling, to the extent possible, futures on indices the movements of which will, in the Adviser's judgment, have a significant correlation with movements in the prices of the Fund's portfolio securities sought to be hedged.


     Successful use of the index futures by the Funds for hedging purposes is also subject to a Fund's ability to predict correctly movements in the direction of the market. It is possible that, where a Fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in the Fund's portfolio may decline. If this occurs, the Fund would lose money on the futures and also experience a decline in the value in its portfolio securities. However, while this could occur to a certain degree, the Adviser believes that over time the value of a Fund's portfolio will tend to move in the same direction as the market indices which are intended to correlate to the price movements of the portfolio securities sought to be hedged. It is also possible that, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the Fund will lose part or all of the benefit of the increased value of those securities that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. (See "Margin and Segregation Requirements" below).


     In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the index futures and the securities of the portfolio being hedged, the prices of index futures may not correlate perfectly with movements in the underlying index due to certain market distortions. First, all participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the index and futures markets. Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market and also because of the imperfect correlation between movements in the index and movements in the prices of index futures, even a correct forecast of general market trends by the Adviser may still not result in a successful hedging transaction.

     OPTIONS ON INDEX FUTURES (Equity Funds). Options on index futures are similar to options on securities except that options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index future. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.


     MARGIN AND SEGREGATION REQUIREMENTS. U.S. futures contracts are traded on exchanges which have been designated "contract markets" by the CFTC and must be executed through a futures commission merchant ("FCM"), or brokerage firm, which is a member of the relevant contract market. The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit "initial margin" for the benefit of the FCM when the contract is entered into. Initial margin deposits:

     . are equal to a percentage of the contract's value, as set by the exchange on which the contract is traded;

     . may be maintained in cash, U.S. government securities or certain other liquid assets by the Funds' custodian for the benefit of the FCM; and

     . are similar to good faith deposits or performance bonds.

     Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of the Fund's investment limitations nor involve borrowing to finance the transactions. . If the value of either party's position declines, that party will be required to make additional "variation margin" payments for the benefit of the FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of a Fund, that Fund may be entitled to return of margin owed to such Fund only in proportion to the amount received by the FCM's other customers. Variation margin does not represent a borrowing or loan by the Fund. The Trust will attempt to minimize this risk by careful monitoring of the creditworthiness of the FCMs with which they do business and by depositing margin payments in a segregated account with the Trust's custodian.

     In addition to the margin restrictions discussed above, transactions in futures contracts may involve the segregation of funds pursuant to requirements imposed by the SEC. Under those requirements, where a Fund has a long position in a futures contract, it may be required to establish a segregated account (not with a futures commission merchant or broker) containing cash or certain liquid assets equal to the purchase price of the contract (less any margin on deposit). However, segregation of assets is not required if a Fund "covers" a long position. For a short position in futures or forward contracts held by a Fund, those requirements may mandate the establishment of a segregated account (not with a futures commission merchant or broker) with cash or certain liquid assets that, when added to the amounts deposited as margin, equal the market value of the instruments underlying the futures contracts (but are not less than the price at which the short positions were established).


     ADDITIONAL LIMITATIONS ON FUTURES CONTRACTS AND RELATED OPTIONS. In order to comply with undertakings made by the Trust pursuant to Commodity Futures Trading Commission ("CFTC") Regulation 4.5, the Funds will each use interest rate and stock index futures contracts and options thereon, respectively, solely for bona fide hedging purposes within the meaning and intent of CFTC Reg. 1.3(z)(1); provided, however, that with respect to each long position in an interest rate futures contract or option thereon that will be used as part of a portfolio management strategy and that is incidental to such Fund's activities in the underlying cash market but would not come within the meaning and intent of Reg. 1.3(z)(1), the "underlying commodity value" (the size of the contract or option multiplied by its current settlement price) of each such long position will not at any time exceed the sum of:

     (1) The value of short-term United States debt obligations or other United States dollar-denominated high quality short term money market instruments and cash set aside in an identifiable manner, plus any funds deposited as margin on such contract or option;

     (2) Unrealized appreciation on such contract or option held at the broker; and

     (3)  Cash proceeds from existing investments due in not more than 30 days.

     No Fund will enter into financial futures contracts and options thereon for which the aggregate initial margin and premiums exceed 5% of the fair market value of its assets, after taking into account unrealized profits and unrealized losses on any such contracts and options it has entered into; provided, however, that the "in-the-money" amount of an option that was "in-the-money" at the time of purchase will be excluded in computing such 5%.

     RISKS INVOLVING FUTURES TRANSACTIONS. Transactions by Funds in futures contracts and options thereon involve certain risks. One risk in employing futures contracts and options thereon to protect against cash market price volatility is the possibility that futures prices will correlate imperfectly with the behavior of the prices of the securities in a Fund's portfolio (the portfolio securities will not be identical to the securities underlying the futures contracts). In addition, commodity exchanges generally limit the amount of fluctuation permitted in futures contract and option prices during a single trading day, and the existence of such limits may prevent the prompt liquidation of futures and option positions in certain cases. Inability to liquidate positions in a timely manner could result in the Funds' incurring larger losses than would otherwise be the case. The use of stock index futures contracts and put options on stock index futures contracts may impair the liquidity of the Funds' assets and the ability to operate as an open-end investment company. Although a Fund will segregate cash and liquid assets in an amount sufficient to cover its open futures obligations, the segregated assets will be available to that Fund immediately upon closing out the futures position, while settlement of securities transactions could take several days. However, because a Fund's cash that may otherwise be invested would be held uninvested or invested in other liquid assets so long as the futures position remains open, such Fund's return could be diminished due to the opportunity losses of foregoing other potential investments. The Adviser will monitor the Funds' use of such techniques and report to the Board of Trustees concerning their impact, if any, on liquidity and the Funds' ability to meet redemptions.


     REPURCHASE AGREEMENTS (all Funds). Securities held by the Funds may be subject to repurchase agreements. A repurchase agreement is an instrument under which the purchaser (i.e., the Fund) acquires a debt security and the seller agrees, at the time of the sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the purchaser's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. The underlying securities are ordinarily U. S. Treasury or other government obligations or high quality money market instruments in which the Fund is permitted to invest. The Funds will enter into repurchase agreements only with dealers, domestic banks (members of the Federal Reserve System having total assets in excess of $500 million) or recognized financial institutions which, in the opinion of the Adviser and in accordance with guidelines adopted by the Board of Trustees, present minimal credit risks. The Fund will require that the value of such underlying securities, together with any other collateral held by a Fund, always equals or exceeds the amount of the repurchase obligations of the vendor. While the maturities of the underlying securities in repurchase agreement transactions may be more than one year, the term of such repurchase agreements will always be less than one year. A Fund's risk is primarily that, if the seller defaults, the proceeds from the disposition of underlying securities and other collateral for the sellers obligation are less than the repurchase price. If the seller becomes bankrupt, the Fund might be delayed in selling the collateral. Under the 1940 Act, repurchase agreements are considered loans. Repurchase agreements usually are for short periods, such as one week or less, but could be longer. The Fund will not enter into repurchase agreements of a duration of more than seven days if, taken together with illiquid securities and other securities for which there are no readily available quotations, more than 15% (10% for the Money Market Fund and the Treasury Fund) of the total net assets of the Fund would be so invested.

     SHORT-TERM TRADING (all Funds). The Funds do not make a practice of short-term trading; however, purchases and sales of securities will be made whenever necessary in the management's view to achieve the investment objectives of the Fund. The Adviser does not expect that in pursuing the Funds' investment objectives unusual portfolio turnover will be required and intends to keep turnover to a minimum consistent with such investment objective. The Adviser believes unsettled market economic conditions during certain periods require greater portfolio turnover in pursuing the Funds' investment objectives than would otherwise be the case.

     VARIABLE AND FLOATING RATE DEMAND AND MASTER DEMAND NOTES (all Funds). The Funds may, from time to time, purchase variable or floating rate demand notes issued by corporations, bank holding companies and financial institutions and similar taxable and tax-exempt instruments issued by government agencies and instrumentalities. These securities will typically have a maturity over one year but carry with them the right of the holder to put the securities to a remarketing agent or other entity at designated time intervals and on specified notice. The obligation of the issuer of the put to repurchase the securities may be backed up by a letter of credit or other obligation issued by a financial institution. The purchase price is ordinarily par plus accrued and unpaid interest. Generally, the remarketing agent will adjust the interest rate every seven days (or at other specified intervals) in order to maintain the interest rate at the prevailing rate for securities with a seven-day or other designated maturity. A Fund's investment in demand instruments which provide that such Fund will not receive the principal note amount within seven days' notice, in combination with a Fund's other investments in illiquid instruments, will be limited to an aggregate total of 15% (10% with respect to the Money Market Fund and the Treasury Fund) of that Fund's net assets.

     The Funds may also buy variable rate master demand notes. The terms of these obligations permit a Fund to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between a Fund, as lender, and the borrower. These instruments permit weekly and, in some instances, daily changes in the amounts borrowed. Each Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. The notes may or may not be backed by bank letters of credit. Because the notes are direct lending arrangements between a Fund and a borrower, it is not generally contemplated that they will be traded, and there is no secondary market for them, although they are redeemable (and, thus, immediately repayable by the borrower) at principal amount, plus accrued interest, at any time. In connection with any such purchase and on an ongoing basis, the Adviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes make demand simultaneously. While master demand notes, as such, are not typically rated by credit rating agencies, a Fund may, under its minimum rating standards, invest in them only if at the time of an investment, the issuer meets the criteria set forth in this Prospectus for short term debt securities.

     FOREIGN SECURITIES AND AMERICAN DEPOSITARY RECEIPTS ("ADRS") (The Equity Funds). The Equity Funds may invest in foreign securities through the purchase of ADRs and may also invest directly in certain debt securities of foreign issuers. The foreign debt securities in which the Equity Funds may invest include securities issued by foreign branches of U.S. banks and foreign banks, Canadian commercial paper and Europaper (U.S. dollar denominated commercial paper of a foreign issuer). Each Equity Fund's investment in foreign debt securities is limited to 5% of its total assets. The Leaders Equity, Mid Cap Equity and Large Cap Equity Funds may invest in ADRs. Generally these are receipts issued by a bank or trust company that evidence ownership of underlying securities issued by a foreign corporation and that are designed for use in the domestic securities market. The Funds intend to invest less than 20% of each Fund's total assets in ADRs.

     There are certain risks associated with investments in unsponsored ADR programs. Because the non-U.S. company does not actively participate in the creation of the ADR program, the underlying agreement for service and payment will be between the depository and the shareholder. The company issuing the stock underlying the ADRs pays nothing to establish the unsponsored facility, as fees for ADR issuance and cancellation are paid by brokers. Investors directly bear the expenses associated with certificate transfer, custody and dividend payment.

     In an unsponsored ADR program, there also may be several depositories with no defined legal obligations to the non-U.S. company. The duplicate depositories may lead to marketplace confusion because there would be no central source of information to buyers, sellers and intermediaries. The efficiency of centralization gained in a sponsored program can greatly reduce the delays in delivery of dividends and annual reports.

     Investments in foreign securities and ADRs involve certain risks not typically involved in purely domestic investments, including future foreign political and economic developments, and the possible imposition of foreign governmental laws or restrictions applicable to such investments. Securities of foreign issuers, including through ADRs, are subject to different economic, financial, political and social factors. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. With respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect the value of the particular security or ADR. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of U.S. companies. In addition, with respect to all ADRs, there is always the risk of loss due to currency fluctuations.

     WHEN ISSUED, DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS (all Funds, except the Money Market Fund). The Funds may enter into forward commitments for the purchase or sale of securities, including on a "when issued" or "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring. When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While the Funds will only enter into a forward commitment with the intention of actually acquiring the security, the Funds may sell the security before the settlement date if it is deemed advisable.

     Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to a Fund prior to the settlement date. The Funds will segregate cash or liquid high-grade debt securities with a Fund's custodian in an aggregate amount at least equal to the amount of its outstanding forward commitments.

     MORTGAGE-RELATED SECURITIES (all Funds except the Treasury Fund). The Funds may, consistent with its respective investment objective and policies, invest in mortgage-related securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

     Mortgage-related securities, for purposes of the Funds' Prospectus and this SAI, represent pools of mortgage loans assembled for sale to investors by various governmental agencies such as the Government National Mortgage Association and government-related organizations such as the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers, and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If a Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment. For this and other reasons, a mortgage-related security's stated maturity may be shortened by unscheduled prepayments on the underlying mortgages and, therefore, it is not possible to predict accurately the security's return to the Funds. In addition, regular payments received in respect of mortgage-related securities include both interest and principal. No assurance can be given as to the return a Fund will receive when these amounts are reinvested.

     There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities created by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Government to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association ("FNMA") include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the United States. The FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as ("Freddie Macs" or "PCs"). The FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC currently guarantees timely payment of interest and either timely payment of principal or eventual payment of principal, depending upon the date of issue. When the FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

     In addition to GNMA, FNMA or FHLMC Certificates, through which the holder receives a share of all interest and principal payments from the mortgages underlying the Certificate, the Funds also may invest in mortgage pass-through securities, where all interest payments go to one class of holders ("Interest Only Securities" or "IOs") and all principal payments go to a second class of holders ("Principal Only Securities" or "POs"). These securities are commonly referred to as mortgage-backed security strips or MBS strips. The yields to maturity on IOs and POs are particularly sensitive to interest rates and the rate of principal payments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Funds may not fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the return of POs could be adversely affected. The Funds will treat IOs and POs as illiquid securities except for IOs and POs issued by the U.S. Government agencies and instrumentalities backed by fixed-rate mortgages, whose liquidity is monitored by the Adviser.

     The Funds may also invest in certain Collateralized Mortgage Obligations ("CMOs") and Real Estate Mortgage Investment Conduits ("REMICs") which are hybrid instruments with characteristics of both mortgage-backed bonds and mortgage pass-through securities. Interest and prepaid principal on a CMO or REMIC are paid monthly or semi-annually. CMOs and REMICs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA. CMOs and REMICs are structured into multiple classes, with each class bearing a different expected maturity. Payments of principal, including repayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes generally receive principal only after the earlier classes have been retired. When purchasing CMO's or REMIC's, the Adviser will use the actual maturity date, average life calculation and structure of the CMO or REMIC to determine the effective maturity. To the extent a particular CMO or REMIC is issued by an investment company, a Fund's ability to invest in such CMOs or REMICs will be limited. The Funds will not invest in the residual interests of REMICs.

     The Adviser expects that new types of mortgage-related securities may be developed and offered to investors. The Adviser will, consistent with the Funds' investment objectives, policies and quality standards, consider making investments in such new types of mortgage-related securities.

     The yield characteristics of mortgage-related securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if a Fund purchases a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Alternatively, if a Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. In recognition of this prepayment risk to investors, the Public Securities Association (the "PSA") has standardized the method of measuring the rate of mortgage loan principal prepayments. The PSA formula, the Constant Prepayment Rate or other similar models that are standard in the industry will be used by the Fund in calculating maturity for purposes of its investment in mortgage-related securities.

     Like other bond investments, the value of mortgage-backed securities will tend to rise when interest rates fall and to fall when interest rates rise. Their value may also be affected by changes in the market's perception of the creditworthiness of the entity issuing or guaranteeing them or by changes in government regulations and tax policies. Because of these factors, the Funds' share values and yields are not guaranteed and the Funds' share values will fluctuate, and there can be no assurance that each Fund's investment objective will be achieved. The magnitude of these fluctuations generally will be greater when the average maturity of the Fund's portfolio securities is longer.

     OTHER ASSET-BACKED SECURITIES (all Funds except the Treasury Fund). The Funds may also invest in other asset-backed securities (unrelated to mortgage loans) such as Certificates for Automobile Receivables(C)("CARS(C)"). CARS(C) represent undivided fractional interests in a trust ("trust") whose assets consist of a pool of motor vehicle retail installment sales contracts and security interest in the vehicles securing the contracts. Payments of principal and interest on CARS(C) are "passed through" monthly to certificate holders and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. Underlying sales contracts are subject to prepayment, which may reduce the overall return to certificate holders. If the letter of credit is exhausted, certificate holders may also experience delays in payment or losses on CARS(C) if the full amounts due on underlying sales contracts are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts, or because of depreciation, damage or loss of the vehicles securing the contracts, or other factors. For asset-backed securities, the industry standard uses a principal prepayment model, the ABS model, which is similar to the PSA described previously under "Mortgage-Related Securities." Either the PSA model, the ABS model or other similar models that are standard in the industry will be used by a Fund in calculating maturity for purposes of its investment in asset-backed securities.

     ILLIQUID SECURITIES. The Funds, except for the Strategic Dividend Fund (which has adopted a non-fundamental policy), have adopted a fundamental policy with respect to investments in illiquid securities. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended ("Securities Act"), securities that are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

     In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

     The Funds may also invest in restricted securities issued under Section 4(2) of the Securities Act, which exempts from registration "transactions by an issuer not involving any public offering." Section 4(2) instruments are restricted in the sense that they can only be resold through the issuing dealer and only to institutional investors; they cannot be resold to the general public without registration. Restricted securities issued under Section 4(2) of the Securities Act will be treated as liquid if determined to be liquid by the Adviser pursuant to procedures adopted by the Board.

     The Commission has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act applicable to resales of certain securities to qualified institutional buyers. The Adviser anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this new regulation and the development of automated systems for the trading clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. (the "NASD"). Consequently, it is the intent of the Fund to invest, pursuant to procedures established by the Board of Trustees and subject to applicable investment restrictions, in securities eligible for resale under Rule 144A which are determined to be liquid based upon the trading markets for the securities.

     The Adviser will monitor the liquidity of restricted securities in the Funds' portfolio under the supervision of the Trustees. In reaching liquidity decisions, the Adviser will consider, among others, the following factors: (1) the frequency of trades and quotes for the security over the course of six months or as determined in the discretion of the Adviser; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers over the course of six months or as determined in the discretion of the Adviser, (3) dealer undertakings to make a market in the security; (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer), and (5) other factors, if any, which the Adviser deems relevant. The Adviser will also monitor the purchase of Rule 144A securities to assure that the total of all Rule 144A securities held by a Fund does not exceed 15% (10% with respect to the Money Market Fund and the Treasury Fund) of the Fund's average daily net assets. Rule 144A securities which are determined to be liquid based upon their trading markets will not, however, be required to be included among the securities considered to be illiquid for purposes of Investment Restriction No. 3.

     SMALL CAP COMMON STOCKS. Investing by the Leaders Equity Fund and Mid Cap Equity Fund in the common shares of "smaller" companies generally entails greater risk and volatility than investing in large, well-established companies. The securities of small capitalization companies may offer greater potential for capital appreciation than the securities of larger companies since they may be overlooked by investors or undervalued in relation to their earnings power. Small capitalization companies generally are not as well known to the investing public and have less of an investor following than larger companies; thus they may provide greater opportunities for long-term capital appreciation as a result of relative inefficiencies in the marketplace.

     MID CAP COMMON STOCKS. Investing by the Mid Cap Equity Fund in the common stocks of mid-sized companies generally entails greater risk and volatility than investing in large, well-established companies. However, mid-sized companies seem to offer unique competitive advantages because, unlike companies listed on the

S&P 500 Index, these companies are still in the developmental stages of their life cycle and are expected to offer the potential for more rapid growth and for capital appreciation because of their higher growth rates. In addition, in comparison with smaller companies, mid-sized companies tend to have more diversified products, markets, and better financial resources. Furthermore, mid-cap companies tend to have a more defined organizational structure and a plan for management succession. Finally, the stocks of such companies are less actively followed by securities analysts and may, therefore, be undervalued by investors.

     INVESTMENTS IN WARRANTS AND RIGHTS. The Equity Funds may invest in warrants, which in general are options to purchase equity securities at a specified price valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

     CONVERTIBLE SECURITIES. The Leaders Equity Fund, Mid Cap Equity Fund and Large Cap Equity Fund may, as an interim alternative to investment in common stocks, and the Strategic Dividend Fund may purchase investment grade convertible debt securities having a rating of, or equivalent to, at least "BBB" by Standard & Poor's Corporation ("S&P") or, if unrated, judged by the Adviser to be of comparable quality. Convertible securities may include corporate notes or preferred stock but are ordinarily a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks on an issuer's capital structure and are consequently of higher quality and entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

     The Funds may invest in convertible securities when it appears to the Adviser that it may not be prudent to be fully invested in common stocks. In evaluating a convertible security, the Adviser places primary emphasis on the attractiveness of the underlying common stock and the potential for capital appreciation through conversion. Securities rated less than "A" by S&P may have speculative characteristics. Although lower rated bonds generally have higher yields, they are more speculative and subject to a greater risk of default with respect to the issuer's capacity to pay interest and repay principal than are higher rated debt securities. See the Appendix A for an explanation of different rating categories.

     In selecting convertible securities for the Funds, the Adviser relies primarily on its own evaluation of the issuer and the potential for capital appreciation through conversion. It does not rely on the rating of the security or sell because of a change in rating absent a change in its own evaluation of the underlying common stock and the ability of the issuer to pay principal and interest or dividends when due without disrupting its business goals. Interest or dividend yield is a factor only to the extent it is reasonably consistent with prevailing rates for securities of similar quality and thereby provides a support level for the market price of the security. The Fund may purchase the convertible securities of highly leveraged issuers only when, in the judgment of the Adviser, the risk of default is outweighed by the potential for capital appreciation.

     The issuers of debt obligations having speculative characteristics may experience difficulty in paying principal and interest when due in the event of a downturn in the economy or unanticipated corporate developments. The market prices of such securities may become increasingly volatile in periods of economic uncertainty. Moreover, adverse publicity or the perceptions of investors over which the Adviser has no control, whether or not based on fundamental analysis, may decrease the market price and liquidity of such investments. Although the Adviser will attempt to avoid exposing the Fund to such risks, there is no assurance that it will be successful or that a liquid secondary market will continue to be available for the disposition of such securities.

     INVESTMENT COMPANY SECURITIES (all Funds). Each Fund may invest in securities issued by other investment companies including shares of the Money Market Fund and the Treasury Fund (in the case of the

Portfolios, each Portfolio may invest in all Funds). Such securities will be acquired by the Funds within the limits prescribed by the 1940 Act, which include a prohibition against a Fund (except for a Portfolio) investing more than 10% of the value of its total assets in such securities in the aggregate. Effective July, 2003, the Funds and the Adviser received an order from the SEC for an exemption from certain provisions of the 1940 Act to permit the Funds ("Investing Funds") to invest their uninvested cash and cash collateral received through securities lending programs ("Cash Balances") in certain money market funds advised by the Adviser (i.e., the Institutional Class of each Money Market
Fund). Pursuant to the SEC order, each Fund will be permitted to use Cash Balances to acquire shares of a Money Market Fund (i) in excess of 3 percent of the total outstanding voting stock of the Money Market Fund, (ii) in excess of 5 percent of the Investing Fund's total assets, and (iii) such that securities issued by the Money Market Fund and all other investment company shares held by the Investing Fund represent in excess of 10 percent of the Investing Fund's total assets, provided however, that in all cases the Investing Fund's aggregate investment of Uninvested Cash in shares of the Money Market Funds shall not exceed 25 percent of the Investing Fund's total assets at any time. Additionally, so long as its shares are held by an Investing Fund, no Money Market Fund shall acquire securities of any other investment company in excess of the limits contained in Section 12(d)(1)(A) of the 1940 Act.

     INVESTMENTS IN SMALL, UNSEASONED COMPANIES. The Leaders Equity Fund, Large Cap Equity Fund and Mid Cap Equity Fund may invest in small-unseasoned companies. The securities of small, unseasoned companies may have a limited trading market, which may adversely affect their disposition and can result in their being priced lower than might otherwise be the case. If other investment companies and investors who invest in such issuers trade the same securities when the Fund attempts to dispose of its holdings. The Fund may receive lower prices than might otherwise be obtained.

     CORPORATE REORGANIZATIONS. The Leaders Equity Fund, Mid Cap Equity Fund and Large Cap Equity Fund may invest in securities for which a tender or exchange offer has been made or announced and in securities of companies for which a merger consolidation, liquidation or reorganization proposal has been announced if, in the judgment of the Adviser, there is reasonable prospect of capital appreciation significantly greater than the brokerage and other transaction expenses involved. The primary risk of such investments is that if the contemplated transaction is abandoned, revised, delayed or becomes subject to unanticipated uncertainties, the market price of the securities may decline below the purchase price paid by the Funds.

     In general, securities which are the subject of such an offer or proposal sell at a premium to their historic market price immediately after the announcement of the offer or proposal. However, the increased market price of such securities may still discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. Such investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction, or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the Adviser which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction, but also the financial resources and business motivation of the offerer as well as the dynamics of the business climate when the offer or proposal is in process.

     In making such investments, each Fund will not violate any of its diversification requirements or investment restrictions, including the requirement that, except for the investment of up to 25% of its total assets in any one company or industry, not more than 5% of its total assets may be invested in the securities of any one issuer.

Since such investments are ordinarily short term in nature, they will tend to increase the turnover ratio of the Funds, thereby increasing its brokerage and other transaction expenses as well as making it more difficult for the Funds to meet the tests for favorable tax treatment as a "Regulated Investment Company" specified by the Internal Revenue Code (see the Prospectus, "Dividends, Distributions and Federal Income Taxes"). The Adviser intends to select investments of the type described which in its view, have a reasonable prospect of capital appreciation which is significant in relation to both the risk involved and the potential of available alternate investments as well as monitor the effect of such investments on the tax qualification tests of the Internal Revenue Code.

     SHORT SALES. The Mid Cap Equity Fund may make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. The Funds expect to make short sales both to obtain capital gains from anticipated declines in securities and as a form of hedging to offset potential declines in long positions in the same or similar securities. The short sale of a security is considered a speculative investment technique.

     When the Funds make a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale in order to satisfy its obligation to deliver the security upon conclusion of the sale. The Funds may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

     The Funds' obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. Government securities or other highly liquid securities. The Fund will also be required to deposit similar collateral with its Custodian to the extent, if any, necessary so that the value of both collateral deposits in the aggregate is at all times equal to the greater of the price at which the security is sold short or 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from whom it borrowed the security regarding payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

     If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although a Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

     The market value of the securities sold short of any one issuer will not exceed either 5% of a Fund's total assets or 5% of such issuer's voting securities. Each Fund will not make a short sale, if, after giving effect to such sale, the market value of all securities sold short exceeds 20% of the value of its assets or the Fund's aggregate short sales of a particular class of securities exceeds 20% of the outstanding securities of that class. Each Fund may also make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire at no additional cost the identical security.

     REVERSE REPURCHASE AGREEMENTS (Equity Funds only). The Funds may borrow funds for temporary purposes by entering into reverse repurchase agreements in accordance with the investment restrictions described below. Pursuant to such agreements, the Funds would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed upon date and price. The Fund intends to enter into reverse repurchase agreements only to avoid selling securities during market conditions deemed unfavorable by the Adviser to meet redemptions. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets such as are consistent with the Fund's investment objective having a value not less than 100% of the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that such required value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by an investment company under the 1940 Act.

     ZERO COUPON SECURITIES AND STRIPS (all Funds). The Funds, except the Treasury Fund, may invest in zero coupon securities. A zero coupon security pays no interest to its holder during its life and is sold at a discount to its face value at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are more sensitive to changes in interest rates than non-zero coupon securities having similar maturities and credit qualities.

     The Funds may invest in separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently. Under the STRIPS (Separate Trading of Registered Interest and Principal of Securities) program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently. The interest component of STRIPS may be more volatile than that of U S Treasury bills with comparable maturities. The U.S. Treasury Money Market Fund is not permitted to invest any other stripped securities other than STRIPS described above.

     Currently Federal income tax law requires that a holder of a zero coupon security report as income each year the portion of the original issue discount on such security that accrues that year, even though the holder receives no cash payments of interest during the year.

     PORTFOLIO TURNOVER. Purchases and sales are made for the Funds whenever necessary, in the Adviser's opinion, to meet each Fund's objectives. Portfolio turnover may involve the payment by the Funds of dealer spreads or underwriting commissions, and other transaction costs, on the sale of securities, as well as on the reinvestment of the proceeds in other securities. The greater the portfolio turnover the greater the transaction costs to the Fund which will increase the Fund's total operating expenses. Increased portfolio turnover may increase the likelihood of additional capital gains for the Fund. Each of the Leaders Equity Fund, the Mid Cap Equity Fund, the Strategic Dividend Fund and Large Cap Equity Fund does not anticipate that its annual portfolio turnover rate will exceed 200%, 200%, 100% and 100% respectively. The portfolio turnover rate is not expected to exceed 250% for the Short Term Fund and 150% for the Intermediate Fund.

                             INVESTMENT RESTRICTIONS

     The following investment restrictions are fundamental policies of all Funds except as noted. Fundamental investment restrictions may be changed with respect to a particular Fund only by the vote of a majority of the outstanding shares of that Fund (as defined under "Shares of Beneficial Interest" in this Statement of Additional Information).

     None of the Funds, except where indicated, may:

     (1) purchase a security if, as a result, more than 25% of the value of its total assets would be invested in securities of one or more issuers conducting their principal business activities in the same industry (except for the Money Market Fund, which will not be limited in its investments in obligations issued by the domestic banking industry, and the Portfolios, each of which will not be limited in its investments in the mutual fund industry), provided that this limitation shall not apply to obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities;

     (2) underwrite securities of other issuers, except to the extent that the purchase of otherwise permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Funds' investment program may be deemed to be an underwriting;

     (3) except for the Strategic Dividend Fund, invest more than 15% (10% in the case of the Money Market Fund and the Treasury Fund) of the current value of its net assets in repurchase agreements maturing in more than seven days, in fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, or in securities or other assets which the Board of Trustees determines to be illiquid securities or assets. For purposes of this restriction, securities issued pursuant to Rule 144A or section 4(2) may be considered to be liquid pursuant to guidelines adopted by the Board of Trustees;

     (4) acquire securities for the purpose of exercising control or management over the issuers thereof;

     (5) purchase interests, leases, or limited partnership interests in oil, gas, or other mineral exploration or development programs;

     (6) invest in shares of other open-end, management investment companies, beyond the limitations of the 1940 Act and subject to such investments being consistent with the overall objective and policies of the Fund making such investment. As a nonfundamental policy, in the event that the Fund and Adviser do not comply with the terms of the exemptive order discussed under "Investment Companies", the Adviser and Administrator, in order to avoid the imposition of additional fees as the result of investments by the Trust's Funds in affiliated Funds, will reduce that portion of their usual service fees from each Fund by an amount equal to their service fees from the lesser of acquiring or acquired Funds that are attributable to those Fund investments;

     (7) make loans or lend its portfolio securities if, as a result, the aggregate of such loans exceeds 33 1/3% of the value of a Fund's total assets;

     (8) purchase or sell real estate (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein), commodities or commodity contracts; except that the Funds may enter into financial futures contracts and may write call options and purchase call and put options on financial futures contracts as generally described in the Prospectus and this SAI;

     (9) purchase securities on margin (except for short-term credits necessary for the clearance of transactions and except for "margin" payments in connection with financial futures contracts and options on futures contracts) or (except for the Mid Cap Equity Fund) make short sales of securities; or

     (10) issue senior securities or otherwise borrow, except that each Fund may borrow from banks up to 33 1/3% of the current value of its total assets and these borrowings may be secured by the pledge of up to 33 1/3% of the current value of its total assets; and provided further that a Fund may acquire when-issued securities, enter into other forward contracts to acquire securities, and enter into or acquire financial futures contracts and options thereon when the Fund's obligation thereunder, if any, is "covered" (i.e., the Fund establishes a segregated account in which it maintains liquid assets in an amount at least equal in value to the Fund's obligations and marks-to-market daily such collateral).

     No Fund (except for the Strategic Dividend Fund and the Portfolios) may, with respect to 75% (100% with respect to the Money Market Fund and the Treasury
Fund) of its total assets, purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities) if, as a result, more than 5% of the value of its total assets would be invested in the securities of any issuer or the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer provided however, the Money Market Fund may invest up to 25% of its total assets in the first tier securities of a single issuer for a period of up to three business days after the acquisition thereof. The Strategic Dividend Fund generally will not invest more than 15% of its total assets in illiquid securities.

     If any percentage limitation described above is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in net asset value will not constitute a violation of such restriction. However, should a change in net asset value or other external events cause the Fund's investments in illiquid securities to exceed the limitation set forth in the Fund's Prospectus, the Fund will act to cause the aggregate amount of illiquid securities to come within such limit as soon as reasonably practicable. In such an event, however, the Fund would not be required to liquidate any portfolio securities where the Fund would suffer a loss on the sale of such securities.

CODES OF ETHICS

     The Trust, the Distributor, the Adviser, and the Sub-Adviser have each adopted Codes of Ethics designed to prevent affiliated persons of the Trust, the Distributor and the Adviser/sub-Adviser from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Funds. Each Code permits covered personnel to trade in securities in which the Funds may invest, subject to various restrictions and reporting requirements.

                             MANAGEMENT OF THE FUNDS

     The Trust's Board of Trustees is responsible for the overall management of the Funds, including general supervision and review of its investment activities. The names of the Trustees, their addresses, ages, positions, principal occupation(s) during the past five years, number of portfolios in the fund complex overseen, and other directorships held by each Trustee and executive officer who is an "interested person" (as defined in the 1940 Act) and each non-interested Trustee are set forth below:

Trustees

                                                                                               NUMBER OF
                                                                                              PORT-FOLIOS
                              POSITION(S)     TERM OF                                           IN FUND        OTHER
                                  HELD       OFFICE AND                                         COMPLEX      DIRECTOR-
                                WITH THE     LENGTH OF      PRINCIPAL OCCUPATION(S) DURING      OVERSEEN    SHIPS HELD
NAME, ADDRESS, AND AGE           TRUST      TIME SERVED              PAST 5 YEARS              BY TRUSTEE   BY TRUSTEE
---------------------------   -----------   -----------   ---------------------------------   -----------   ----------
NON-INTERESTED TRUSTEES

James H. Daughdrill, III, *   Trustee       Indefinite    President and Chief Executive            11           N/A
Age 50,                                     1/05 to       Officer, The Walker Companies,
2829 Lakeland Drive                         present       1991-present.
Suite 1600
Jackson, MS 39232

Joe J. Powell III             Trustee       Indefinite                                             11           N/A
Age 52,                                     11/02 to      Founder, Director and President,
417 Glenway Drive                           present       Maximum Information Technology,
Jackson, MS 30602                                         Inc., 2000 to present; Executive
                                                          Vice President and Director,
                                                          First Deposit Guaranty 1995-2000.

Walter P. Neely, Ph.D.,       Trustee       Indefinite    Professor and Consultant,                11           N/A
CFA,                          and           5/92 to       Millsaps College, Jackson,
Age 60,                       Chair-man     present       Mississippi, since 1980.
1701 North State Street,
Jackson, MS 39210

Shirley F. Olson,             Trustee       Indefinite    Consultant, The Olson Consulting         11           N/A
Age 57,                                     1/05          Group LLC, 1997- present.
70 St. Andrews Place,
Jackson, MS 39211

INTERESTED TRUSTEE

Walter B. Grimm**,            Trustee       Indefinite    Formerly Senior Vice President           11           **
Age: 59,                                    9/98 to       of BISYS Fund Services (employed
3435 Stelzer Road                           present       from 1992 to 2005)
Columbus, Oh 43219

* Mr. Daughdrill serves as President and CEO of a group of affiliated entities doing business as The Walker Companies ("Walker"). He does not own any stock of Walker. One of the entities in the group (the "Walker Entity") has a $2,500,000 unsecured line of credit with Trustmark National Bank ("TNB"). The Funds' Adviser is a wholly-owned subsidiary of TNB. The line of credit is used for funding short-term investments. The highest amount outstanding on the line of credit during the period June 1, 2002 and May 31, 2004 was $1,000,000. The rate of interest charged is 90-day LIBOR plus 2.00%, adjusted quarterly. In addition, the Walker Entity has a $3,050,000 loan with TNB secured by a first deed of trust on certain real property owned by the Walker Entity. The loan was used to finance a land purchase held for investment purposes. The balance outstanding as of July 31, 2005 is $1,842,500 . The highest amount outstanding on the loan during the period June 1, 2002 and May 31, 2004 was $3,050,000. The rate of interest charged is 90-day LIBOR plus 2.25%, adjusted quarterly.

** Mr. Grimm may be deemed to be an "interested person," as defined by the Investment Company Act of 1940, because of his former employment with BISYS Fund Services. Mr. Grimm also serves as a director or trustee of the following fund groups: American Performance Funds, The Coventry Group, and Variable Insurance Funds.

Principal Officers

                                  POSITION(S) HELD WITH THE      TERM OF OFFICE AND LENGTH       PRINCIPAL OCCUPATION(S)
NAME, ADDRESS, AND AGE                      TRUST                     OF TIME SERVED               DURING PAST 5 YEARS
----------------------           ---------------------------   ----------------------------   ----------------------------
Duane Dewey,                     President of the Trust        Indefinite, 8/05 to present    President, Trustmark Wealth
Age: __,                                                                                      Management Group 2003 to
1701 Lakeland Drive                                                                           present; Managing
Jackson, MS 39216                                                                             Director/Senior Vice
                                                                                              President, Provident
                                                                                              Financial Advisors, 1997 to
                                                                                              2003

Curtis Barnes,                   Secretary of the Trust        Indefinite, 5/99 to present    Vice President, Legal
Age 51,                                                                                       Services, BISYS - Employee
100 Summer Street, suite 1500,                                                                since May 1995
Boston, Ma 01867

Chris Sabato,                    Treasurer of the Trust        Indefinite, 2/04 to present    Director, Fund
Age 36,                                                                                       Administration, BISYS Fund
3435 Stelzer Road, Columbus,                                                                  Services - Employee since
OH                                                                                            February 1993.

Teresa Scheel                    Vice President of the Trust   Indefinite, 11/04 to present   First Vice President,
Age 40                                                                                        Trustmark National Bank
1701 Lakeland Drive
Jackson, MS 39216

Alaina Metz                      Assistant Secretary           Indefinite, 11/96 to present   Vice President, BISYS Fund
Age: 38                                                                                       Services (2002 - present);
3435 Stelzer Rd.                                                                              Chief Administration Officer,
Columbus, OH 43219                                                                            BISYS Fund Services
                                                                                              (1995 - 2002)

George Stevens                   Chief Compliance Officer      One year, 9/04 to present      From September 1996 to
Age 54,                          of the Trust and                                             present, Vice President of
3435 Stelzer Road,               Anti-Money Laundering                                        BISYS Fund Services
Columbus, OH                     Officer

     As required by law, for as long as the Trust has a Distribution Plan, the selection and nomination of Trustees who are not "interested persons" of the Trust will be made by such disinterested Trustees. See "Rule 12b-1 Distribution Plan" in this SAI.

     Trustees of the Trust who are not affiliated with the Distributor or the Adviser receive from the Trust an annual fee of $6,000 and a fee of $2,750 for each Board of Trustees meeting attended and a fee of $1,000 for each Committee meeting attended. Trustees who are affiliated with the Distributor or the Adviser do not receive compensation from the Trust but all Trustees are reimbursed for all out-of-pocket expenses relating to attendance at meetings. In addition to the board meeting fee, the Chairman receives an annual fee of $2,000. In addition to the committee meeting fee, the Audit Committee Chairman receives an annual fee of $1,000.

     The Trust has an Audit Committee, consisting of all of the Independent Trustees. As set forth in its charter, the primary duties of the Trust's Audit Committee are: 1) to recommend the selection, retention or termination of auditors and to evaluate the independence of auditors, 2) to meet with the Trust's independent auditors as necessary, 3) to consider the effect upon each Fund of any changes in accounting principles or practices proposed by the Manager or the auditors, 4) to review the fees charged by the auditors for audit and non-audit services, 5) to investigate improprieties or suspected improprieties in Fund and Adviser operations, 6) to review the findings of SEC examinations and consult with Trustmark on appropriate responses, 7) to review any violations of the Code of Ethics for the Funds and any other service provider required to have its employees report personal securities trades, 8) to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate, and 9) to review any proposed plans of merger, sale, acquisitions, conversions or other similar transactions for the Funds and report its findings and recommendations to the Board. The Audit Committee met three times during the fiscal year ended May 31, 2005.

     The Trust also has a Nominating and Governance Committee that is comprised of the non-interested Trustees. The Nominating and Governance Committee has adopted a charter, which sets forth its primary duties as follows: (1) evaluate the qualifications of potential interested and Non-Interested Trustees; (2) to establish policies and procedures for the review of shareholder recommended nominees; (3) make recommendations to the full Board for membership on Board committees; and (4) review the Board's committee structure and duties. The Nominating and Governance Committee Charter identifies evaluation criteria for trustee candidates. The Nominating and Governance Committee met three times during the fiscal year ended May 31, 2005. The Committee will consider candidates submitted by shareholders or from other sources it deems appropriate. Any recommendation should be submitted to the Secretary of the Trust. Any submission should include at a minimum the following information: as to each individual proposed for election or re-election as trustee, the name, age, business address, residence address and principal occupation or employment of such individual, the class, series and number of shares of stock of the Trust that are beneficially owned by such individual, the date such shares were acquired, whether such stockholder believes such individual is, or is not, an "interested person" of the Trust (as defined in the 1940 Act), and information regarding such individual that is sufficient, in the discretion of the Committee, to make such determination, and all other information relating to such individual that is required to be disclosed in solicitation of proxies for election of directors in an election contest (even if an election contest is not involved) or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the Securities Exchange Act of 1934, as amended, and the rules thereunder (including such individual's written consent to being named in the proxy statement as a nominee and to serving as a director (if elected)). Any such submission, in order to be considered for inclusion in the Trust's proxy statement, should be submitted within a reasonable time (120 days) before the Trust begins to print and mail its proxy statement.

     The following table sets forth-total compensation paid to Trustees for the fiscal year ended May 31, 2005. Except as disclosed below, no officer or person affiliated with the Funds received compensation from the Funds for the fiscal year ended May 31, 2005 in excess of $60,000. Messrs. Sabato, Stevens and Barnes and Ms. Metz are employees of the Distributor. Ms. Scheel and Mr. Dewey are employees of the Adviser.*

                               COMPENSATION TABLE

                                                             PENSION OR
                                                             RETIREMENT       ESTIMATED
                                                          BENEFITS ACCRUED     ANNUAL           TOTAL
                                          AGGREGATE          AS PART OF       BENEFITS    COMPENSATION FROM
                                      COMPENSATION FROM         FUND            UPON        REGISTRANT AND
NAME OF PERSON, POSITION               THE REGISTRANT         EXPENSES       RETIREMENT      FUND COMPLEX
------------------------              -----------------   ----------------   ----------   -----------------
James H. Daughdrill, Trustee +             $12,750                                             $12,750
Shirley F. Olson, Trustee+                 $12,750                                             $12,750
Walter P. Neely, Ph.D., CFA Trustee        $24,000                                             $24,000
Joe J. Powell III, Trustee                 $20,000                                             $20,000
Walter B. Grimm, Trustee**                 $     0                                             $     0

* Mr. Stevens serves as Chief Compliance Officer whose compensation is reviewed and approved by the Board and paid by BISYS subject to a Compliance Services Agreement between BISYS and the Trust ("CS Agreement".) The fee paid pursuant to the CS Agreement by the Funds is not indicative of the total compensation received by Mr. Stevens.

** Mr. Grimm was formerly an affiliate of the Trust and therefore is currently not compensated by the Trust for his services as Trustee.

+    Mr. Daughdrill and Ms. Olson became a Trustee on January 31, 2005.

----------

     No non-interested Trustee (or an immediate family member thereof) had any direct or indirect interest, the value of which exceeds $60,000, in the Adviser, the principal underwriter of the Trust, or any entity controlling, controlled by or under common control with the Adviser or the principal underwriter of the Trust (not including registered investment companies). Set forth in the table below is information regarding each non-interested Trustee's (and his immediate family members') share ownership in securities of the Adviser, the principal underwriter of the Trust, and any entity controlling, controlled by or under common control with the Adviser or principal underwriter of the Trust (not including registered investment companies).

Name of                     Name of Owners and                                  Value of
Non-Interested Trustee   Relationships to Trustee   Company   Title of Class   Securities
----------------------   ------------------------   -------   --------------   ----------
James H. Daughdrill                None               None         None           None
Shirley F. Olson                   None               None         None           None
Joe J. Powell, III                 None               None         None           None
Walter P. Neely                    None               None         None           None

     No non-interested Trustee or immediate family member has during the two most recently completed calendar years had: (i) any material interest, direct or indirect, in any transaction or series of similar transactions, in which the amount involved exceeds $60,000; (ii) any securities interest in the principal underwriter of the Trust or the Adviser or their affiliates (other than the Trust); or (iii) any direct or indirect relationship of any nature, in which the amount involved exceeds $60,000, with:

     -    the Funds;

     -    an officer of the Funds;

     - an investment company, or person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as the Funds or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the Adviser or principal underwriter of the Funds;

     - an officer of an investment company, or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the Adviser or principal underwriter of the Funds;

     -    the Adviser or principal underwriter of the Funds;

     -    an officer of the Adviser or principal underwriter of the Funds;

     - a person directly or indirectly controlling, controlled by, or under common control with the Adviser or principal underwriter of the Funds.

     For the year ended December 31, 2004, the dollar range of equity securities owned beneficially by each Trustee in the Funds and in any registered investment company overseen by the Trustees within the same family of investment companies as the Funds is as follows:

INTERESTED TRUSTEES

                                            AGGREGATE DOLLAR RANGE OF EQUITY
                                               SECURITIES IN ALL REGISTERED
                                            INVESTMENT COMPANIES OVERSEEN BY
                   DOLLAR RANGE OF EQUITY    TRUSTEE IN FAMILY OF INVESTMENT
NAME OF TRUSTEE   SECURITIES IN THE FUNDS               COMPANIES
---------------   -----------------------   --------------------------------
Walter B. Grimm              $0                            $0

INDEPENDENT TRUSTEES

                                                     AGGREGATE DOLLAR RANGE OF EQUITY
                                                        SECURITIES IN ALL REGISTERED
                                                     INVESTMENT COMPANIES OVERSEEN BY
                            DOLLAR RANGE OF EQUITY    TRUSTEE IN FAMILY OF INVESTMENT
     NAME OF TRUSTEE       SECURITIES IN THE FUNDS               COMPANIES
     ---------------       -----------------------   --------------------------------
James H. Daughdrill III*           $85,000                        $85,000
Joe J. Powell, III                    $0                            $0
Shirley F. Olson                      $0                            $0
Walter P. Neely, Ph.D.          Over $100,000                  Over $100,000

*    Represents beneficial ownership by immediate family.

     The Officers of the Trust receive no compensation directly from the Trust for performing the duties of their office. BISYS Fund Services Ohio, Inc. ("BISYS) may receive fees pursuant to the Distribution and Shareholder Services Plan and the Administrative Services Plan. BISYS receives fees from the Fund for acting as administrator and transfer agent and for providing certain fund accounting services. Messrs. Barnes, Stevens and Sabato are employees of BISYS. Mr. Dewey and Ms. Scheel are employees of Trustmark.

     As of September 1, 2005, Trustees and Officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Trust.

     THE ADVISER. Trustmark Investment Advisors, Inc., ("Trustmark" or the "Adviser"), located at 248 East Capitol Street, Jackson, Mississippi 39201, provides investment advisory services to the Funds and the Portfolios. Trustmark is a wholly owned subsidiary of Trustmark National Bank. Pursuant to an Assumption Agreement dated June 1, 2002, Trustmark assumed all duties of Trustmark National Bank and Trustmark Investment Advisers, Inc. which had provided investment advisory services to the Funds since inception pursuant to a Master Investment Advisory Contract and an Assumption Agreement dated April 25, 2001, respectively, with the Trust (the Assumption Agreement and Master Investment Advisory contract are collectively referred to as the "Advisory Contracts"). Subject to such policies determined by the Trust's Board of Trustees, Trustmark makes investment decisions for the Funds.

     Trustmark National Bank is a wholly owned subsidiary of Trustmark Corporation, a bank holding company. Trustmark National Bank is a national banking association, which provides a full range of banking and trust services to clients.

     The Advisory Contracts provide that the Adviser shall furnish to the Funds investment guidance and policy direction in connection with the daily portfolio management of each Fund. Pursuant to the Advisory Contracts, the Adviser furnished to the Board of Trustees, periodic reports on the investment strategy and performance of each Fund.

     The Adviser has agreed to provide to the Funds, among other things, money market security and fixed income research, and analysis, statistical and economic data and information concerning interest rate and security market trends, portfolio composition and credit conditions.

     The Advisory Contracts will continue in effect for more than two years provided the continuance is approved annually, (i) by the holders of a majority of the respective Fund's outstanding voting securities (as defined in the 1940
Act) or by the Trust's Board of Trustees, and (ii) by a majority of the trustees of the Trust who are not parties to the Advisory Contract or "interested persons" (as defined in the 1940 Act) of any such party. The Advisory Contract may be terminated on 60 days' written notice by either party and will terminate automatically if assigned. See "Renewal of Investment Advisory Contracts" below.

     For the advisory services it provides to the Funds, Trustmark may receive fees based on average daily net assets up to the following annualized rates: the Treasury Fund, 0.30%; the Money Market Fund, 0.30%; the Short Term Fund, 0.40%; the Intermediate Fund, 0.50%; the Strategic Dividend Fund, 0.75%; the Large Cap Equity Fund, 0.60%; the Mid Cap Equity Fund, 0.75%; the Leaders Equity Fund, 1.00%; the Growth Portfolio, 0.25%; the Moderate Portfolio, 0.25%; and the Conservative Portfolio, 0.25%.

     Orleans Capital Management ("OCM"), 594 Asbury Drive, Suite E, Mandeville, LA 70471, serves as Sub-Adviser to the Strategic Dividend Fund pursuant to a sub-advisory agreement among the Trust, Trustmark and OCM. Pursuant to the sub-advisory agreement, OCM will provide day-to-day management of the Fund's portfolio. Under the Agreement, the Trust will pay OCM a fee of 0.40% for the average net assets. For the fiscal year ended May 31, 2005, OCM was entitled to and waived sub-advisory fees of $13,544 and $0, respectively.

     For the fiscal years ended May 31, 2003, May 31, 2004 and May 31, 2005 Trustmark, and/or Trustmark Financial Services, Inc. were entitled to and waived advisory fees as listed below*:

                                     TRUSTMARK ENTITLED                    TRUSTMARK WAIVED
                              ------------------------------------   ------------------------------
                                 2003         2004         2005        2003       2004       2005
                              ----------   ----------   ----------   --------   --------   --------
The Money Market Fund         $1,723,486   $1,571,505   $1,588,103   $288,357   $261,914   $266,049
The Short Term Fund              396,421      386,568      328,039         --         --
The Intermediate Fund            474,936      409,237      401,963     47,495     40,923     43,665
The Strategic Dividend Fund                                 60,934                           32,740
The Large Cap Equity Fund        668,139      633,190      588,740         --         --         --
The Mid Cap Equity Fund          578,142      646,760      673,819         --         --         --

The Leaders Equity Fund          206,184      279,357      372,814     88,249     90,442    110,677
The Growth Portfolio                  --       12,091       19,759         --     12,091     19,759
The Moderate Portfolio                --       12,047       26,496         --     12,047     26,496
The Conservative Portfolio            --       10,964       16,951         --     10,964     16,951

* no information is provided for the Treasury Fund which had no operations during the reporting period.

     Trustmark National Bank also serves as Custodian for each of the Funds. See "Custodian." BISYS and its affiliates serve as the Funds' transfer agent and provides certain administrative, shareholder servicing and fund accounting services for each Fund.

     The Adviser periodically may voluntarily or contractually reduce all or a portion of its fee with respect to any Fund to increase the net income of one or more of the Funds available for distribution as dividends. In this regard, the Manager has entered into an expense limitation agreement with certain of the Funds (each an "Expense Limitation Agreement"). Pursuant to the Expense Limitation Agreements, the Adviser has agreed to waive or limit its fees and to assume other expenses to the extent necessary to limit the total annual operating expenses of each Fund to the limits described below. Please note that the waiver of such fees will cause the total return and yield of a fund to be higher than they would otherwise be in the absence of such a waiver.

     The Adviser may request and receive reimbursement from the Fund of the advisory fees waived or limited and other expenses reimbursed by the Manager pursuant to the Expense Limitation Agreement at a later date when the Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits set forth below. No reimbursement will be made unless the total annual expense ratio of the Fund making such reimbursement is less than the limit set forth below. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by the Adviser is not permitted.

     The Adviser has contractually agreed to waive advisory fees, and if necessary, reimburse expenses in order to limit annual fund operating expenses for certain of the Funds of the Trust as follows:

NAME OF FUND              EXPENSE LIMITATION FOR FUND/CLASS
------------              ---------------------------------
Leaders Equity Fund
   -Class A                             1.50%
   -Class B                             2.25%
   -Institutional Class                 1.25%

Strategic Dividend Fund
   -Class A                             1.20%
   -Institutional Class                 0.95%

     Information about Voluntary expense reimbursements and/or advisory fee waivers for other Funds, if any, is disclosed in the applicable Fund's prospectus.

COMPENSATION OF PORTFOLIO MANAGERS

Each Fund portfolio manager identified below is responsible for assets of the Funds as well as providing investment management services to other accounts, including corporate, pension, public, endowments, foundations, charitable and private trust and other institutional and individual clients.

Compensation of the Fund Portfolio Managers is comprised of base salary and annual incentive bonus. Each portfolio manager's base salary is fixed and is based on industry comparisons and manager experience and level of responsibility. Each manager's participation in the incentive bonus plan is based solely on the relative performance of each manager's key accounts. The incentive is expressed as a percentage of base salary.

As of May 31, 2005 the number of accounts and assets managed by the Funds/Portfolios management team are as follows:

                        Number of Other Accounts Managed and Assets by Account Type
                     -----------------------------------------------------------------
                                                  Other Pooled
                        Registered Investment      Investment
                              Companies             Vehicles         Other Accounts
                     --------------------------   ------------   ---------------------
TRUSTMARK
Kelly Collins        2     $570,967,926           0               77    $  118,000,000
Ben Edwards          4     $ 73,867,378           0              101    $  101,000,000
Heath Jordan         1     $ 42,631,778
Douglas Muenzenmay   2     $134,709,268           0               95    $   98,000,000
Douglas H. Ralston   3     $229,604,041           0               56    $  180,000,000
Jonathan Rogers      1     $ 71,456,532           0                0    $            0
                     Orleans Capital Management
Rodney Abele         1     $ 20,417,796           0               99    $1,868,389,591
Emily Becker         1     $ 20,417,796           0               99    $1,868,389,591
Farrell Crane        1     $ 20,417,796           0              101    $1,921,867,649
Louis Crane          1     $ 20,417,796           0              101    $1,921,867,649

                     Number of Accounts and Assets for Which Advisory Fee is
                                        Performance Based
                     -------------------------------------------------------
TRUSTMARK
Kelly Collins                               0     $0
Ben Edwards                                 0     $0
Heath Jordan                                0     $0
Douglas Muenzenmay                          0     $0
Douglas H. Ralston                          0     $0
Jonathan Rogers                             0     $0
OCM
Rodney Abele                                0     $0
Emily Becker                                0     $0
Farrell Crane                               0     $0
Louis Crane                                 0     $0

              Portfolio Manager Beneficial Ownership of Fund Shares

A portfolio manager's beneficial ownership of a Fund is defined as the portfolio manager having the opportunity to share in any profit from transactions in the Fund, either directly or indirectly, as the result of any contract, understanding, arrangement, relationship or otherwise. Therefore, ownership of Fund shares by members of the portfolio manager's immediate family or by a trust of which the portfolio manager is a trustee could be considered ownership by the portfolio manager. The reporting of Fund share ownership in this SAI shall not be construed as an admission that the portfolio manager has any direct or indirect beneficial ownership in the Fund listed. The tables below set forth each portfolio manager's beneficial ownership of the Fund(s) under his management.

                     LEADERS EQUITY    LARGE CAP FUND      MID CAP FUND
                     --------------    --------------      ------------
TRUSTMARK
Kelly Collins        n/a               n/a                 n/a
Ben Edwards          $10,000-$50,000   n/a                 n/a
Heath Jordan         under $10,000     n/a                 n/a
Douglas Muenzenmay   $10,000-$50,000   under $10,000       under $10,000

Douglas H. Ralston   $10,000-$50,000   $10,000 - $50,000   $50,000-$100,000
Jonathan Rogers      n/a               n/a                 n/a
OCM
Rodney Abele         n/a               n/a                 n/a
Emily Becker         n/a               n/a                 n/a
Farrell Crane        n/a               n/a                 n/a
Louis Crane          n/a               n/a                 n/a

                     MONEY MARKET   SHORT TERM GOV'T   INTERMEDIATE TERM INCOME
                     ------------   ----------------   ------------------------
TRUSTMARK
Kelly Collins             $0               $0                   $0
Ben Edwards               n/a              n/a                  n/a
Heath Jordan              n/a              n/a                  n/a
Douglas Muenzenmay        n/a              n/a                  n/a
Douglas H. Ralston        n/a              n/a                  n/a
Jonathan Rogers           $0               $0                   $0
OCM
Rodney Abele              n/a              n/a                  n/a
Emily Becker              n/a              n/a                  n/a
Farrell Crane             n/a              n/a                  n/a
Louis Crane               n/a              n/a                  n/a

                     STRATEGIC DIVIDEND   GROWTH PORTFOLIO   MODERATE PORTFOLIO
                     ------------------   ----------------   ------------------
TRUSTMARK
Kelly Collins        $0                   $0                 $0
Ben Edwards          n/a                  n/a                n/a
Heath Jordan         n/a                  n/a                n/a
Douglas Muenzenmay   n/a                  n/a                n/a
Douglas H. Ralston   n/a                  n/a                n/a
Jonathan Rogers      $0                   $0                 $0
OCM
Rodney Abele         $100,000-$500,000    n/a                n/a
Emily Becker         $50,000-$100,000     n/a                n/a
Farrell Crane        Under $10,000        n/a                n/a
Louis Crane          $100,000-$500,000    n/a                n/a

                     CONSERVATIVE PORTFOLIO
                     ----------------------
TRUSTMARK
Kelly Collins        $0
Ben Edwards          n/a
Heath Jordan         n/a
Douglas Muenzenmay   n/a
Douglas H. Ralston   n/a
Jonathan Rogers      $0
OCM
Rodney Abele         n/a

Emily Becker         n/a
Farrell Crane        n/a
Louis Crane          n/a

     ADMINISTRATOR. The Funds entered into an Administration Agreement with BISYS. Under the contract BISYS provides management and administrative services necessary for the operation of the Funds, furnishes office space and facilities and pays the compensation of the Trust's officers affiliated with BISYS. For these administrative services; prior to October 1, 2005, BISYS was entitled to a monthly fee at the annual rate of 0.15% (15 basis points) of the total assets of each Fund; and effective as of October 1, 2005, BISYS is entitled to a monthly fee at the following annual rates:

          Money Market Fund                       6 basis points
          U.S. Treasury Money Market Fund         7 basis points
          Short Term Fund                         7 basis points
          Intermediate Fund                       6 basis points
          Strategic Dividend Fund                 6 basis points
          Large Cap Equity Fund                   7 basis points
          Mid Cap Equity Fund                     7 basis points
          Leaders Equity Fund                     6 basis points
          Growth Portfolio                        5 basis points
          Moderate Portfolio                      5 basis points
          Conservative Portfolio                  5 basis points

     For the fiscal year ended May 31, 2005, BISYS earned fees totaling $692,345, $107,533, $105,660, $8,716, $129,106, $116,768, $47,902, $10,088,
$13,421 and $8,599 from the Money Market Fund, the Short Term Fund, the Intermediate Fund, the Strategic Dividend Fund, the Large Cap Equity Fund, the Mid Cap Equity Fund, the Leaders Equity Fund, the Growth Portfolio, the Moderate Portfolio and the Conservative Portfolio, respectively. During the same period, BISYS waived administration fees of $321,791, $6,136, $8,121 and $5,209 for the Money Market Fund, the Growth Portfolio, the Moderate Portfolio and the Conservative Portfolio, respectively.*

     For the fiscal year ended May 31, 2004, BISYS earned fees totaling $785,762, $144,964, $122,772, $158,300, $129,353, $41,904, $7,255, $7,228 and
$6,578 from the Money Market Fund, the Short Term Fund, the Intermediate Fund, the Large Cap Equity Fund, the Mid Cap Equity Fund, the Leaders Equity Fund, the Growth Portfolio, the Moderate Portfolio and the Conservative Portfolio, respectively. During the same period, BISYS waived administration fees of $419,071, $4,836, $4,819 and $4,385 for the Money Market Fund, the Growth Portfolio, the Moderate Portfolio and the Conservative Portfolio, respectively.
**

     For the fiscal year ended May 31, 2003, BISYS earned fees totaling $861,743, $148,658, $142,481, $167,035, $115,629 and $30,928 from the Money
Market Fund, the Short Term Fund, the Intermediate Fund, the Large Cap Equity Fund, the Mid Cap Equity Fund and the Leaders Equity Fund, respectively. During the same period, BISYS waived administration fees of $459,599 for the Money Market Fund. ***

* No information is provided for the Treasury Fund, which had no operations during the reporting periods.

** No information is provided for the Treasury Fund and the Strategic Dividend Fund, which had no operations during the reporting periods.

*** No information is provided for the Treasury Fund, the Strategic Dividend Fund and the Portfolios, which had no operations during the reporting periods.

     Under a Compliance Services Agreement between the Trust and BISYS, BISYS makes a BISYS employee available to serve as the Trust's Chief Compliance Officer. Under the Agreement, BISYS also provides infrastructure and support in implementing the written policies and procedures comprising the Fund Compliance Program. This includes providing support services to the Chief Compliance Officer, developing standards for reports to the Board by BISYS and other Service Providers, and assisting in preparing or providing documentation for the Board to make findings and conduct reviews pertaining to the Fund Compliance Program and related policies and procedures of Fund service providers. The Agreement also covers arrangements under which BISYS employees serve the Trust in certain other officer capacities, which may include the Chief Financial Officer. BISYS pays the salary and other compensation earned by any such individuals as employees of BISYS.

                  RENEWAL OF THE INVESTMENT ADVISORY CONTRACTS

     At a meeting held February 14, 2005, the Board of Trustees, including the Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to the Agreements defined below, approved the continuation of the Master Investment Advisory Contract, the Investment Advisory Contract Supplements between the Trust and Trustmark National Bank, the Assumption Agreement between Trustmark National Bank and Trustmark (collectively, the "Contracts"). In determining whether to approve the continuance of the Contracts, the Board considered information about Trustmark, the performance of the Funds' portfolios and certain additional factors described below that the Board deemed relevant. The following summary describes certain of the materials and factors that the Board considered, and the conclusions the Board reached, in approving the continuance of the Contracts.

The Investment Adviser:

     The Board considered the scope and quality of services provided by Trustmark, particularly the portfolio managers and other personnel responsible for providing services to the Funds. The Board also reviewed financial data on Trustmark and its affiliates on a consolidated basis. In addition, the Board focused on Trustmark's long-standing relationship with the Funds. The Board also discussed Trustmark's performance record as well as its effectiveness in ensuring that the Funds have been in compliance with their investment policies and restrictions and the requirements of the 1940 Act and related securities regulations.

Performance and Expenses of the Funds:

SHORT TERM GOVERNMENT INCOME FUND:

     The Board's analysis of the Fund's performance and expenses included a discussion and review of the following materials: (i) performance data of the Fund and its peer groups (ii) data concerning the fees and expenses of the Fund compared to Lipper Short U.S. Government Funds Average and Morningstar Short Term Government Funds peer groups, (iii) performance data of the Fund compared to relative indices, and (iv) the financial statements of Trustmark. In particular, the Board noted the Fund performed above its Lipper Peer Group average for the 12-month period ended December 31, 2004. In addition, the Board noted that the Fund's Class A shares and Institutional Class shares total expense ratios were above average for the Lipper Peer Group but noted the Fund's advisory fee, before and after waivers, was less than the Peer Group average. After its analysis and consideration, the Board of Trustees, including all of the Independent Trustees, concluded that the fee payable under the Fund's Contract is fair and reasonable with respect to the services that Trustmark provides.

INTERMEDIATE TERM INCOME FUND:

     The Board's analysis of the Fund's performance and expenses included a discussion and review of the following materials: (i) performance data of the Fund and its peer group, (ii) data concerning the fees and expenses of the Fund compared to Lipper Intermediate U.S. Government Funds Average and Morningstar Intermediate Term Bond Funds peer groups, (iii) performance data of the Fund compared to relative indices, and (iv) the financial statements of Trustmark. In particular, the Board noted that the Fund outperformed its Lipper Peer Group average for the 12-month period ended December 31, 2004. In addition, the Board noted that the total expense ratios for the Fund's Class A, B and Institutional shares were above average for the Lipper Peer Group but noted the Fund's advisory fee, before and after waivers, was less than the Peer Group average. After its analysis and consideration, the Board of Trustees, including all of the Independent Trustees, concluded that the fee payable under the Fund's Contract is fair and reasonable with respect to the services that Trustmark provides.

LARGE CAP EQUITY FUND:

     The Board's analysis of the Fund's performance and expenses included a discussion and review of the following materials: (i) performance data of the Fund and its peer group of comparable size (Lipper Large Cap Core Funds Average), (ii) data concerning the fees and expenses of the Fund compared to Lipper Large Cap Core Funds Average and Morningstar Large Cap Blend funds peer group, (iii) performance data of the Fund compared to relative indices, and (iv) the financial statements of Trustmark. In particular, the Board noted that, the Fund outperformed its Lipper Peer Group average for the 12-month period ended December 31, 2004. In addition, the Board noted that the total expense ratios for the Fund's Class B and Institutional Shares were above average for the Lipper Peer Group, the Fund's Class A shares' total expense ratios were lower before and after waivers, and the Fund's advisory fee was less than the Peer Group average. After its analysis and consideration, the Board of Trustees, including all of the Independent Trustees, concluded that the fee payable under the Fund's Contract is fair and reasonable with respect to the services that Trustmark provides.

MID CAP EQUITY FUND:

     The Board's analysis of the Fund's performance and expenses included a discussion and review of the following materials: (i) performance data of the Fund and its peer group of comparable size (Lipper Mid Cap Core Funds Average),
(ii) data concerning the fees and expenses of the Fund compared to Lipper Mid Cap Core Funds Average and Morningstar Mid Cap Blend funds peer group, (iii) performance data of the Fund compared to relative indices, and (iv) the financial statements of Trustmark. The Board noted the Fund's performance was slightly more than the Lipper Peer average for the one-year period ending December 31, 2004. The Board also noted the Fund's advisory fee and the total expense ratios for the Fund's Class B shares and institutional Shares were less than the Lipper Peer Group average. Based on these factors, and other factors noted below, including the ability of Trustmark to market the Fund through distribution networks, including its customer service and administration system with banks and bank customers, the Board of Trustees, including all of the Independent Trustees, concluded that the fee payable under the Fund's Contract is fair and reasonable with respect to the services that Trustmark provides.

LEADERS EQUITY FUND:

     The Board's analysis of the Fund's performance and expenses included a discussion and review of the following materials: (i) performance data of the Fund and its peer group of comparable size (Lipper Multi-Cap Growth Funds Average), (ii) data concerning the fees and expenses of the Fund compared to its Lipper Peer Group and Morningstar Mid Cap Growth funds peer group, (iii) performance data of the Fund compared to relative indices, and (iv) the financial statements of Trustmark. The Board noted that the Fund outperformed the Lipper Peer Group's performance for the one-year period ending December 31, 2004. In addition, the Board noted that the Fund's Institutional shares, before and after waivers, were above the Lipper Peer Group, the total expense ratios of the Fund's Class A shares, before and after waivers, were lower than the total expense ratios of the Lipper Peer Group, the total expense ration of Class B shares were higher before waivers but less after waivers than the Lipper Peer Group. The advisory fee waiver was above the Lipper Peer Group but less than the Group after waivers. After its analysis and consideration, the Board of Trustees, including all of the Independent Trustees, concluded that the fee payable under the Fund's Contract is fair and reasonable with respect to the services that Trustmark provide.

LIFESTYLE FUNDS:

     The Board's analysis of the Lifestyle Funds' performance and expenses included a discussion and review of the following materials: (i) performance data of the Funds and their peer group of comparable size (Lipper Level Load Balanced Funds, Flexible Portfolio Funds, and Income Funds Averages), (ii) data concerning the fees and expenses of the Fund compared to the Lipper Peer groups and Morning star Moderate Allocation funds, Mid-Cap Growth funds and Conservative Allocation funds peer groups, (iii) performance data of the Fund compared to relative indices, and (iv) the financial statements of Trustmark. In particular, the Board noted that from the beginning of the fiscal year to November 30, 2004, each Fund performed below its Lipper Peer average with the Conservative Fund to a greater degree, the Moderate Fund to a moderate degree and the Growth Fund to a lesser degree. The Board also noted the Fund's advisory fee, before and after waivers, and expense ratio, before and after waivers, was above the Lipper Peer Group average, and that Trustmark had waived all of its advisory fees. The Board considered the start-up costs associated with the Funds, the Funds' limited operating history and the Funds' relatively low asset levels. After its analysis and consideration, the Board of Trustees, including all of the Independent Trustees, concluded that the fee payable under the Funds' Contract is fair and reasonable with respect to the services that Trustmark provides.

MONEY MARKET FUND:

     The Board's analysis of the Fund's performance and expenses included a discussion and review of the following materials: (i) performance data of the Fund and its' peer group (Lipper Money Market Funds Average) (ii) data concerning the fees and expenses of the Fund compared to its Lipper Peer Group,
(iii) performance data of the Fund compared to relative indices, and (iv) the financial statements of Trustmark. The Board noted that the Fund under performed its Lipper Peer Group for the period ended December 31, 2004. In addition, the Board noted that the total expenses of the Fund's Class A shares and Institutional shares, before and after waivers, were above average for the Lipper Peer Group while the total expenses of the Fund's Class B shares were higher before waivers but lower after waivers compared to the Lipper Peer Group. The Fund's Class A shares and Class B shares advisory fee, before and after waivers, were less than the Peer Group average, while the Fund's Institutional Class advisory fee, before and after waivers, was above the Peer Group average. After its analysis and consideration, the Board of Trustees, including all of the Independent Trustees, concluded that the fee payable under the Fund's Contract is fair and reasonable with respect to the services that Trustmark provides.

Other Factors:

     In addition to the above factors, the Board discussed the other compensation or possible benefits to Trustmark, including soft dollars and compensation payable by the Funds to Trustmark's affiliate for custodian services.

     The Chief Investment Officer and representatives from Trustmark were available to answer any questions the Board had concerning the management of the Funds and the services that Trustmark provides to the Funds. They also provided the Board with an overview of the Funds' performance relative to the market in general and with respect to each Fund's Peer Group. The Board also discussed the feasibility of reduced advisory fees at breakpoint levels of larger assets of the Funds. It was noted that the Fund Complex size was not sufficiently large enough to warrant consideration of breakpoints in advisory fees at this time.

Conclusion:

     The Board of Trustees, including all of the Independent Trustees, concluded that the fees payable under the Contracts were fair and reasonable with respect to the services that Trustmark provides and in light of the other factors described above that the Board deemed relevant. The Board based its decision on an evaluation of all these factors as a whole and did not consider any one factor as all-important or controlling. The Board was also assisted by the advice of independent counsel in making this determination.

                              PROXY VOTING POLICIES

     The Funds have adopted Proxy Voting Policies that delegate the responsibility of voting proxies to Trustmark. The Proxy Voting Policies of the Fund and Trustmark are attached as Appendix B.

     INFORMATION ABOUT HOW A FUND VOTED PROXIES RELATED TO ITS PORTFOLIO SECURITIES DURING THE MOST RECENT 12-MONTH PERIOD ENDED JUNE 30 IS AVAILABLE (I) WITHOUT CHARGE, UPON REQUEST, BY CALLING 1-800-737-3676; AND (II) ON THE SEC'S WEBSITE AT HTTP:WWW.SEC.GOV. You may also obtain this information by contacting us in writing at Performance Funds, 3435 Stelzer Road, Columbus, Ohio 43219.

                           DISTRIBUTION OF FUND SHARES

     Performance Funds Distributor, Inc. (the "Distributor"), 100 Summer Street, Suite 1500, Boston, MA 02110, serves as principal underwriter for the shares of the Funds pursuant to a Distribution Agreement. The Distribution Agreement provides that the Distributor will use its best efforts to maintain a broad distribution of the Funds' shares among bona fide investors and may enter into selling group agreements with responsible dealers and dealer managers as well as sell the Funds' shares to individual investors. The Distributor is not obligated to sell any specific amount of shares. The Distributor pays the cost of advertising, office space and the personnel involved in such activities. Pursuant to the Distribution Agreement, the Distributor receives annual compensation of $75,000, excluding fees for certain services. As noted below under "Additional Payments", the Adviser has agreed to compensate and reimburse the Distributor for its provision to the Funds of any distribution services for which the Funds are not authorized to compensate and reimburse the Distributor under the Funds' Distribution Plan.

     The Distributor, at its expense, may provide additional compensation to dealers in connection with sales of Class A Shares, Class B Shares and Class C Shares of any of the Funds. Such compensation may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more Funds of the Trust, and/or other dealer-sponsored special events. In some instances, to the extent permissible, this compensation may be made available only to certain dealers. Compensation may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives to locations appropriate to the purpose of the meeting for meetings or seminars of a business nature. Dealers may not use sales of a Fund's Shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the NASD.

     The Distribution Agreement between the Trust and BISYS LP dated August 16, 2005 was approved by the Trust's Board of Trustee's (including a majority of such Trustee's who are not interested persons of the Trust or any party to such agreement within the meaning of the 1940 Act) on August 16, 2005. Unless otherwise terminated, the Distribution Agreement will continue in effect for successive one-year periods from the date of such Agreement if approved at least annually (i) by the Trust's Board of Trustees or by the vote of a majority of the outstanding shares of the Trust, and (ii) by the vote of a majority of the Trustees of the Trust who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any party to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement is terminable at any time on 60 days' written notice without penalty by either party or, by a vote of a majority of the shareholders of the Trust. The Distribution Agreement will automatically terminate in the event of any assignment as defined in the 1940 Act.

                          RULE 12B-1 DISTRIBUTION PLAN

     Pursuant to Rule 12b-1 under the 1940 Act, the Class A and B Shares of each of the Equity Funds, Income Funds and Money Market Funds and Class C shares of each Portfolio have adopted Distribution and Service Plans (the "Distribution Plans") which permits each such Class to pay certain expenses associated with the distribution of its shares. Such expenses may not exceed, on an annual basis, 0.35% of the Fund's Class A average daily net assets, and 1.00% of the Fund's Class B and Portfolios' Class C average daily net assets. These costs and expenses include: (i) advertising by radio, television, newspapers, magazines, brochures, sales literature, direct mail or any other form of advertising, (ii) expenses of sales employees or agents of the Distributor, including salary, commissions, travel and related expenses, (iii) payments to broker-dealers and financial institutions for services in connection with the distribution of shares, including promotional incentives and fees calculated with reference to the average daily net asset value of shares held by shareholders who have a brokerage or other service relationship with the broker-dealer or other institution receiving such fees, (iv) costs of printing prospectuses and other materials to be given or sent to prospective investors, and (v) such other similar services as the Board of Trustees determines to be reasonably calculated to result in the sale of shares of the Funds. The actual fee payable to the Distributor shall, within such limit, be determined from time to time by mutual agreement between the Trust and the Distributor. The Distributor may enter into selling agreements with one or more selling agents under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to them. The Distributor may retain any portion of the total distribution fee payable under the Plan to compensate it for the distribution-related services provided by it or to reimburse it for other distribution-related expenses. The SEC has proposed certain amendments to the Rule. If the proposed amendments are adopted, the distribution arrangement described above may have to be modified to ensure that all payments of distribution expenses are attributable to specific sales or promotional services or activities. Any other amendments to the Rule also could require amendments or revisions to the distribution arrangements described above.

     The Distribution Plan will continue in effect from year to year if such continuance is approved by a majority vote of both the Trustees of the Trust and the disinterested Trustees. Such agreements will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the proper Fund. The Distribution Plan may not be amended to increase materially the amounts payable thereunder by any Fund without the approval of a majority of the outstanding voting securities of the Fund, and no material amendment to the Distribution Plan may be made except by a majority of both the trustees of the Trust and the Qualified Trustees.

     For the fiscal year ended May 31, 2005, the Class B Shares of the Money Market Fund, the Intermediate Fund, the Large Cap Equity Fund, the Mid Cap Equity Fund and the Leaders Equity Fund paid $1,812, $4,983, $28,515, $10,626 and $3,044, respectively, pursuant to each Fund's Class B Distribution Plan, all of which amounts were paid to the Distributor as financing agent. No Class B Distribution Plan expenses were paid in fiscal year 2004 for the Short Term Government Fund, since there were no Class B Shares outstanding. *

     For the fiscal year ended May 31, 2005, the Class A Shares of the Money Market Fund, the Short Term Fund, the Intermediate Fund, the Strategic Dividend Fund, the Large Cap Equity Fund, the Mid Cap Equity Fund and the Leaders Equity Fund paid $140,958, $29,483, $28,186, $2,180, $99,119, $78,591 and $5,488
respectively, pursuant to each Fund's Distribution Plan. Of the Class A Distribution Plan expenses paid in fiscal year 2005, almost entirely all of the expenses were used for broker/dealer compensation, except the following amounts were retained by the Distributor: $59 for the Short Term Fund, $105 for the Intermediate Fund, $2,356 for the Large Cap Equity Fund, $2,399 for the Mid Cap Equity Fund, and $27 for the Leaders Equity Fund.*

     For the fiscal year ended May 31, 2005, the Class C Shares of the Growth Portfolio, Moderate Portfolio and the Conservative Portfolio paid $79,036, $105,985 and $67,803 respectively, pursuant to each Portfolio's Distribution Plan, all of which were payments made to dealers.

     *No information is provided for the Treasury Fund, which had no operations during the reporting periods.

     SERVICE ORGANIZATIONS. Various banks (including Trustmark), trust companies, broker-dealers (other than BISYS) or other financial organizations (collectively, "Service Organizations") also may provide administrative services for the Funds, such as maintaining shareholder accounts and records. The Funds may pay fees to Service Organizations (which vary depending upon the services provided) in amounts up to an annual rate of 0.35% of the daily net asset value of the Funds' shares owned by shareholders with whom the Service Organization has a servicing relationship. Institutional Class investors are not required to purchase shares through or maintain an account with a Service Organization.

     Some Service Organizations may impose additional or different conditions on their clients, such as requiring their clients to invest more than the Funds' minimum initial or subsequent investments or charging a direct fee for servicing. A Service Organization or broker or other sales-person within such Service Organization may be compensated at varying rates for the sale of one class of Fund shares as opposed to another. If imposed, these fees would be in addition to any amounts, which might be paid to the Service Organization by the Funds. Each Service Organization has agreed to transmit to its clients a schedule of any such fees. Shareholders using Service Organizations are urged to consult with them regarding any such fees or conditions.

     Each Fund bears all costs of its operations other than expenses specifically assumed by BISYS, or the Adviser. The costs borne by the Funds include legal and accounting expenses; Trustees' fees and expenses; insurance premiums; custodian and transfer agent fees and expenses; expenses incurred in acquiring or disposing of the Funds' portfolio securities; expenses of registering and qualifying the Funds' shares for sale with the SEC and with various state securities commissions; expenses of obtaining quotations on the Funds' portfolio securities and pricing of the Funds' shares; expenses of maintaining the Funds' legal existence and of shareholders' meetings; and expenses of preparation and distribution to existing shareholders of reports, proxies and prospectuses. Each Fund bears its own expenses associated with its establishment as a series of Performance Funds Trust. Trust expenses directly attributable to a Fund are charged to that Fund; other expenses are allocated proportionately among all of the Funds in the Trust in relation to the net assets of each Fund and are allocated to each share class based on the net assets of such share class. Class specific expenses are charged directly to the share class, which bears such expense. No payments were made to Service Organizations for the recent fiscal year end May 31, 2005, except for Institutional Class for the following Funds: $4,824, the Short Term Fund; $4,468, the Intermediate Term Fund; $3,907, the Large Cap Equity Fund; $4,400, the Mid Cap Equity Fund; and $2,673, the Leaders Equity Fund.

     ADDITIONAL PAYMENTS. The Adviser may make additional payments, out of its own resources and at no additional cost to the Funds or their shareholders, to certain broker-dealers, mutual fund supermarkets, or other financial institutions ("Intermediaries") in connection with the provision of administrative services and/or the distribution of the Funds' shares. No one factor is determinative of the type or amount of such additional payments to be provided and all factors are weighed in the assessment of such determination. Generally, no Intermediary is precluded from considering any of these factors in negotiating such additional payments on its behalf and, unless otherwise disclosed as a special arrangement, no Intermediary is precluded from negotiating the same or similar additional payments arrangement on the same terms as another Intermediary. The Adviser has employed the Distributor to provide certain of the services noted above at no cost to the Funds or their shareholders.

                      CALCULATION OF YIELD AND TOTAL RETURN

     Current yield for the Money Market Fund and the Treasury Fund will be calculated based on the net changes, exclusive of capital changes, over a seven-day period, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7) with the resulting yield figure carried to at least the nearest hundredth of one percent.

     Effective yield for the Money Market Fund will be calculated by determining the net changes, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding one, raising the sum to a power equal to 365 divided by seven, and subtracting one from the result, according to the following formula:

     Effective Yield: [(Base Period Return + 1)/(365/7)] - 1

     The yield for the Money Market Fund will fluctuate from time to time, unlike bank deposits or other investments that pay a fixed yield for a stated period of time, and does not provide a basis for determining future yield or total return since it is based on historical data. Yield and total return are functions of portfolio quality, composition, maturity and market conditions as well as the expenses allocated to the Fund.

     Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of 1, 5 and 10 years and since inception (up to the life of the Fund), calculated pursuant to the following formula:

                               P (1+T) (n) = ERV

     (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures will reflect the deduction of the maximum sales charge and a proportional share of Fund expenses (net of certain reimbursed expenses) on an annual basis, and will assume that all dividends and distributions are reinvested when paid.

     As indicated in the Prospectus, the Funds may advertise certain yield information.

     Yield for the Income Funds will be calculated based on a 30-day (or one month) period, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                               a-b
          YIELD = -----------------------------
                  2[(cd+1) to the 6th power -1]

(where a = hypothetical dividends and interest earned during the 30-day period; b = expenses accrued for the period (net of reimbursements); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the net asset value per share on the last day of the period.) The net investment income of each of such Funds includes actual interest income, plus or minus amortized purchase discount (which may include original issue discount) or premium, less accrued expenses. Realized and unrealized gains and losses on portfolio securities are not included in such Funds' net investment income for this purpose. For purposes of sales literature, such Funds' yield also may be calculated on the basis of the net asset value per share rather than the public offering price, provided that the yield data derived pursuant to the calculation described above also are presented.

     The yield or total return for each Fund will fluctuate from time to time, unlike bank deposits or other investments that pay a fixed yield for a stated period of time, and does not provide a basis for determining future yield or total return since it is based on historical data. Yield and total return are functions of portfolio quality, composition, maturity and market conditions as well as the expenses allocated to a Fund.

     In addition, investors should recognize that changes in the net asset values of shares of a Fund will affect the yield of such Fund for any specified period, and such changes should be considered together with the Fund's yield in ascertaining the Fund's total return to shareholders for the period. Yield and total return information for the Funds may be useful in reviewing the performance of a Fund and for providing a basis for comparison with investment alternatives. The yield or total return of a Fund, however, may not be comparable to the yields from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate yield or total return.

     From time to time, the Trust may quote the Funds' performance in advertising and other types of literature as compared to the performance of the S&P 500 Index, the Dow Jones Industrial Average or any other commonly quoted index of common stock prices. The S&P 500 Index and the Dow Jones Industrial Average are unmanaged indices of selected common stock prices. The Funds' performance also may be compared to those of other mutual funds having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc., an independent service, which monitors the performance of mutual funds.

     The Funds' comparative performance for such purposes may be calculated by relating net asset value per share at the beginning of a stated period to the net asset value of the investment, assuming reinvestment of all gains, distributions and dividends paid, at the end of the period. Any such comparisons may be useful to investors who wish to compare a Fund's past performance with that of its competitors. Of course, past performance cannot be a guarantee of future results.

     The Trust also may discuss in advertising and other types of literature that a Fund has been assigned a rating by an NRSRO, such as S&P or Moody's. Such rating would assess the creditworthiness of the investments held by a Fund. The assigned rating would not be a recommendation to purchase, sell or hold the Fund's shares since the rating would not comment on the market price of the Fund's shares or the suitability of a Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to a Fund or its investments. The Trust may compare a Fund's performance with other investments, which are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare a Fund's past performance with other rated investments.

                     INDIVIDUAL RETIREMENT ACCOUNT ("IRA").

     A Performance Funds IRA enables individuals, even if they participate in an employer-sponsored retirement plan, to establish their own retirement program by purchasing Class A, Class B, or Class C Shares for an IRA. IRA contributions may be tax-deductible and earnings are tax deferred. Under the Tax Reform Act of 1986 and Taxpayer Relief Act of 1997, the tax deductibility of IRA contributions is restricted or eliminated for individuals who participate in certain employer pension plans and whose annual income exceeds certain limits. Existing IRAs and future contributions up to the IRA maximums, whether deductible or not, still earn income on a tax-deferred basis.

     All Fund IRA distribution requests must be made in writing to BISYS. Any additional deposits to a Fund IRA must distinguish the type and year of the contribution.

     For more information on a Funds IRA call the Funds at (800) PERFORM. Shareholders are advised to consult a tax adviser on IRA contribution and withdrawal requirements and restrictions.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Each of the classes of shares of the Trust's Funds is sold on a continuous basis by the Distributor, and the Distributor has agreed to use appropriate efforts to solicit all purchase orders. The Equity Funds, Income Funds and Money Market Funds offer one or more of the following classes of shares: Class A Shares, Class B Shares and Institutional Class Shares. The Portfolios offer one class of shares: Class C shares. The Prospectus contains a general description of how investors may buy shares of the Funds and states whether the funds offer more than one class of shares. Institutional Class Shares which are not subject to sales charges or a CDSC are available only to certain investors. See the Institutional Class prospectus for more information. This SAI contains additional information which may be of interest to investors.

     As the Funds' principal underwriter, the Distributor acts as principal in selling Class A, Class B, and Class C Shares of the Funds to dealers. The Distributor re-allows the applicable sales charge as dealer discounts and brokerage commissions. The Distributor pays each dealer all of the sales charge it receives. As a result, broker-dealer that sell shares of the Funds may receive more revenue from the sale of Funds than from the sale of other mutual funds offered by such firms. Under federal securities laws, a broker or dealer who receives a re-allowance in excess of 90% of the sales charge may be deemed to be an "underwriter" for purposes of the 1933 Act. From time to time dealers who receive dealer discounts and broker commissions from the Distributor may re-allow all or a portion of such dealer discounts and broker commissions to other dealers or brokers.

     The Funds may suspend the right of redemption or postpone the date of payment for shares during any period when (a) trading on the New York Stock Exchange (the "Exchange") is restricted by applicable rules and regulations of the Securities and Exchange Commission, (b) the Exchange is closed for other than customary weekend and holiday closings, (c) the Securities and Exchange Commission has by order permitted such suspension, or (d) an emergency exists as a result of which (i) disposal by the Funds of securities owned by it is not reasonably practical or (ii) it is not reasonably practical for the Company to determine the value of its total net assets.

     The Funds may redeem any class of Shares involuntarily if redemption appears appropriate in light of the Funds' responsibilities under the 1940 Act.

CLASS A SHARES

     As stated in the Prospectus, the public offering price of Class A Shares of the Money Market Fund and the Treasury Fund is their net asset value per share which they will seek to maintain at $1.00. The public offering price of Class A Shares of each of the other Funds is their net asset value per share next computed after the sale plus a sales charge which varies based upon the quantity purchased. The public offering price of such Class A Shares of each such Fund is calculated by dividing net asset value by the difference (expressed as a decimal) between 100% and the sales charge percentage of offering price applicable to the purchase.

     The prospectus contains a table of applicable sales charges. Certain purchases of Class A shares may be exempt from a sales charge.

     The offering price is rounded to two decimal places each time a computation is made. The sales charge scale and dealer concessions table is in the prospectus.

CLASS B AND C SHARES

     The public offering price of Class B Shares of each Fund is their net asset value per share. Class B shares redeemed prior to seven years from the date of purchase may be subject to a contingent deferred sales charge of

1.00% to 5.00%. Class B Shares are not offered by the Short Term and Strategic Dividend Funds. The prospectus contains a table of applicable CDSCs. Class B shares will automatically convert into Class A shares at the end of the month eight years after the purchase date.

     The public offering price of Class C Shares of each Portfolio is its net asset value per share. Class C shares redeemed prior to one year from the date of purchase may be subject to a contingent deferred sales charge of 1.00%.

     Proceeds from the Contingent Deferred Sales Charge and the distribution and shareholder service fees under the Distribution Plan are payable to the Distributor to defray the expenses of advance brokerage commissions and expenses related to providing distribution-related and shareholder services to the Fund in connection with the sale of the Class B shares, such as the payment of compensation to dealers and agents selling Class B shares. A dealer commission of 4.00% of the original purchase price of the Class B shares of the Fund and 1.00% of the original purchase price of the Class C shares of the Portfolio will be paid to financial institutions and intermediaries. However, the Distributor may pay a higher dealer commission at its sole discretion.

     SALES WITHOUT SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGES. The Funds may sell shares without a sales charge or CDSC pursuant to several different Special Purchase Plans.

     LETTER OF INTENT. The Funds may waive the sales charge on Class A Shares pursuant to a signed Letter of Intent. The Letter of Intent ("LOI") will be made at the public offering price applicable at the time of such purchase to a single transaction of the total dollar amount indicated in the LOI. A LOI may include purchase of shares made not more than 90 days prior to the date that an investor signs the LOI; however, the 13-month period during which the LOI is in effect will begin on the date of the earliest purchase to be included. A LOI is not a binding obligation upon the investor to purchase the full amount indicated. If the investor desires to redeem shares before the full amount has been purchased, the shares will be released from escrow only if the investor pays the sales charge that, without regard to the LOI, would apply to the total investment made to date. LOI forms may be obtained from Performance Funds Trust or from investment dealers. Interested investors should read the LOI carefully.

     COMBINATION PRIVILEGE AND RIGHT OF ACCUMULATION. A Purchaser may qualify for a reduced sales charge by combining concurrent purchases of Class A shares of one or more of the Funds (excluding the Money Market Fund and the Treasury
Fund) or by combining a current purchase of Class A shares of a Fund with prior purchases of Shares of any Fund except the Money Market Fund and the Treasury Fund. The applicable sales charge is based on the sum of (i) the Purchaser's current purchase of Class A shares of any Fund (excluding the Money Market Fund and the Treasury Fund) sold with a sales charge plus (ii) the then current purchase of Class A shares of any Fund sold with a sales charge plus (ii) the then current net asset value of all Class A shares held by the Purchaser in any Fund (excluding the Money Market Fund and the Treasury Fund). To receive the applicable public offering price pursuant to the right of accumulation, Shareholders must at the time of purchase provide the Transfer Agent or the Distributor with sufficient information to permit confirmation of qualification. Accumulation privileges may be amended or terminated without notice at any time by the Distributor.

     CLASS A SHARES SALES CHARGE WAIVERS. The following classes of investors may purchase Class A shares of the Funds with no sales charge in the manner described below (which may be changed or eliminated at any time by the Distributor):

     (1) Existing Shareholders of a Fund upon the reinvestment of dividend and capital gain distributions;

     (2) Officers, trustees, directors, advisory board members, employees and retired employees of the Trustmark and its affiliates, the Distributor and its affiliates, and employees of the Investment Advisor (and spouses, children and parents of each of the foregoing);

     (3) Investors for whom Trustmark, a Trustmark correspondent bank or other financial institution acts in a fiduciary, advisory, custodial, agency, or similar capacity;

     (4) Fund shares purchased with the proceeds from a distribution from Trustmark or an affiliate trust or agency account (this waiver applies only to the initial purchase of a Fund subject to a sales load); and

     (5) Investors who purchase Shares of a Fund through a payroll deduction plan, a 401(k) plan, a 403(b) plan, or other defined contribution plans, which by its terms permits purchases of Shares.

     In addition, the Distributor may waive the sales charge for the purchase of a Fund's shares with the proceeds from the recent redemption of shares of another non-money market mutual fund that imposes a sales charge. The purchase must be made within 60 days of the redemption, and the Distributor must be notified in writing by the investor or by his or her financial institution at the time the purchase is made. A copy of the investor's account statement showing such redemption must accompany such notice. The Distributor may also periodically waive the sales charge for all investors with respect to a Fund.

     CLASS B AND C SHARES CDSC WAIVERS. The CDSC does not apply to (1) redemption of shares when a Fund exercises its right to liquidate accounts which are less than the minimum account size; (2) death or disability, as defined in
Section 72(m)(7) of the Code (if satisfactory evidence is provided to the Fund);
(3) minimum required distributions from qualified retirement plans to Shareholders that have attained the age of 70-1/2; (4) redemptions of up to 12% of the account value annually using the Automatic Withdrawal Plan feature; and
(5) investors who purchases Shares of a Fund through a payroll deduction plan, a 401(k) plan, a 403(b) plan, or other defined contribution plans, which by its terms permits purchases of Shares. Lower sales charges are available depending upon the amount invested. A CDSC of 1% may apply on certain redemptions of Class A Shares that were purchased without a front-end sales charge. See "Distribution Arrangements/Sales Charges".

     In addition, the following circumstances are not deemed to result in a "redemption" of Class B or C shares for purposes of the assessment of a Contingent Deferred Sales Charge, which is therefore waived: (i) plans of reorganization of the Fund, such as mergers, asset acquisitions, and exchange offers to which the Fund is a party; or (ii) exchanges for Class B shares of other Funds or Class C shares of other Portfolios of the Trust as described under "Exchange Privilege" in the Prospectus.

     The Trust may suspend the right of redemption or postpone the date of payment for shares during any period when: (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as a result of which: (i) disposal by the Trust of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for the Trust to determine the fair market value of its net assets.

     Each Fund may redeem shares involuntarily if redemption appears appropriate in light of the Trust's responsibilities under the 1940 Act.

     The Funds have elected to be governed by Rule 18f-1 under the Investment Company Act of 1940 pursuant to which they are obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of a Fund's net asset value during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund may redeem the excess in kind. If shares are redeemed in kind, the redeeming shareholder may incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described in the Prospectus, and such valuation will be made as of the same time the redemption price is determined.

                        DETERMINATION OF NET ASSET VALUE

     Net asset value per share for each Fund is determined by BISYS on each day the New York Stock Exchange (the "Exchange") and the Federal Reserve Bank are open for trading (a "Business Day"). The net asset value per share is calculated at 12 noon (eastern time) for the Money Market Fund and the Treasury Fund and at 4:00 p.m. (eastern time) for all other Funds, Monday through Friday, on each Business Day, which excludes the following business holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day Columbus Day and Veteran's Day. The net asset value per share of each class of shares of the Fund is computed by dividing the net assets (i.e., the value of the assets less the liabilities) attributable to such class of shares by the total number of the outstanding shares of such class. All expenses, including fees paid to the Adviser, the Administrator and the Distributor are accrued daily and taken into account for the purpose of determining the net asset value.

     As indicated under "Fund Share Valuation" in the prospectus, the Money Market Fund and the Treasury Fund use the amortized cost method to determine the value of its portfolio securities pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price that the Fund would receive if the security were sold. During these periods the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund that uses a method of valuation based upon market prices. Thus, during periods of declining interest rates, if the use of the amortized cost method resulted in a lower value of the Fund's portfolio on a particular day, a prospective investor in the Money Market Fund or the Treasury Fund would be able to obtain a somewhat higher yield than would result from investment in a fund using solely market values, and existing shareholders of the Money Market Fund would receive correspondingly less income. The converse would apply during periods of rising interest rates.

     Rule 2a-7 provides that in order to value its portfolio using the amortized cost method, the Money Market Fund and the Treasury Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase securities having remaining maturities (as defined in Rule 2a-7) of 13 months or less and invest only in Eligible Securities determined by the Board of Trustees to present minimal credit risks. The maturity of an instrument is generally deemed to be the period remaining until the date when the principal amount thereof is due or the date on which the instrument is to be redeemed. However, Rule 2a-7 provides that the maturity of an instrument may be deemed shorter in the case of certain instruments, including certain variable and floating rate instruments subject to demand features. Pursuant to the Rule, the Board is required to establish procedures designed to stabilize, to the extent reasonably possible, the Money Market Fund's or the Treasury Fund's price per share as computed for the purpose of sales and redemptions at $1.00. The extent of any deviations from $1.00 per share will be examined by the Board of Trustees. If such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, will be initiated. In the event the Board determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, the Board will take such corrective action as it regards as necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or establishing a net asset value per share by using available market quotations.

     Securities of the Funds for which market quotations are available are valued at latest prices. Securities for which the primary market is a national securities exchange are valued at last reported sales price. Securities traded on NASDAQ are valued at the "Official Closing Price" as reported by NASDAQ. In the absence of any sale of such securities on the valuation date and in the case of other securities, including U.S. Government securities but excluding debt securities maturing in 60 days or less, the valuations are based on latest quoted bid prices. Futures contracts and options listed on a national exchange are valued at the last sale price on the exchange on which they are traded at the close of the Exchange, or, in the absence of any sale on the valuation date, at latest quoted bid prices. Options not listed on a national exchange are valued at latest quoted bid prices. Debt securities maturing in 60 days or less are valued at amortized cost. In all cases, bid prices will be furnished by a reputable independent pricing service approved by the Board of Trustees and are based on yields or prices of securities of comparable quality, coupon, maturity and type; indications as to value from dealers; and general market conditions. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. All other securities and other assets of the Funds for which current market quotations are not readily available are valued at fair value as determined in good faith by the Trust's Board of Trustees and in accordance with procedures adopted by the Board of Trustees.

     With respect to options contracts, the premium received is recorded as an asset and equivalent liability, and thereafter adjusts the liability to the market value of the option determined in accordance with the preceding paragraph. The premium paid for an option purchased by a Fund is recorded as an asset and subsequently adjusted to market value.

                             PORTFOLIO TRANSACTIONS

     The Trust has no obligation to deal with any broker or group of brokers in the execution of transactions in portfolio securities. Subject to policies established by the Trust's Board of Trustees, the Adviser is responsible for each Fund's portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Trust to obtain the best execution taking into account the broker's general execution and operational facilities, the type of transaction involved and other factors. While the Adviser generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

     The Adviser may, in circumstances in which two or more brokers are in a position to offer comparable results for a Fund portfolio transaction, give preference to a broker that has provided statistical or other research services to the Adviser. By allocating transactions in this manner, the Adviser is able to supplement its research and analysis with the views and information of securities firms. Information so received may be in addition to, and not in lieu of, the services required to be performed by the Adviser under the Advisory Contracts, and the expenses of the Adviser will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by brokers through whom the Adviser places securities transactions for a Fund may be used by the Adviser in servicing its other accounts, and not all of these services may be used by the Adviser in connection with advising the Funds. In so allocating portfolio transactions, the Adviser may, in compliance with Section 28(e) of the Securities Exchange Act of 1934, cause the Trust to pay an amount of commission that exceeds the amount of commission that another broker would have charged for effecting the same transaction.

     Except in the case of equity securities purchased by the Equity Funds, purchases and sales of portfolio securities usually will be principal transactions. Portfolio securities normally will be purchased or sold from or to dealers serving as market makers for the securities at a net price. Each of the Funds also may purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, money market securities and other debt obligations are traded on a net basis and do not involve brokerage commissions. The costs associated with executing a Fund's portfolio securities transactions will consist primarily of dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Trust are prohibited from dealing with the Trust as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available. Any of the Funds may purchase obligations from underwriting syndicates of which the Distributor or affiliate is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act. Persons affiliated with the Adviser, the Fund or BISYS may also act as a broker for the Fund under certain conditions in accordance with the provisions of a rule under the 1940 Act.

     Purchases and sales of equity securities for the Equity Funds typically are affected through brokers who charge a negotiated commission for their services. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, the Distributor or its affiliates. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.

     In placing orders for portfolio securities for the Equity Funds, the Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that the Adviser will seek to execute each transaction at a price and commission, if any, that provide the most favorable total cost or proceeds reasonably attainable in the circumstances. While the Adviser will generally seek reasonably competitive spreads or commissions, the Equity Funds will not necessarily be paying the lowest spread or commission available. Commission rates are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Board of Trustees.

     As permitted by Section 28 (e) of the Securities Exchange Act of 1934 (the "Act"), the Adviser may cause a Fund to pay a broker-dealer that provides "brokerage and research services" (as defined in the Act) to the

Adviser an amount of disclosed commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction. Securities transactions in Funds' portfolios may be directed to specific brokers in exchange for the payment of portfolio expenses of the broker provided such transaction meets the best execution parameters described above and such commission rebates are not made in any portfolio subject to any expense limitation by the Adviser. The Funds do not presently engage in any commission rebate arrangements. The amounts of transactions involving commissions for research services and the services provided by such broker-dealers are periodically reviewed by the Board of Trustees. In no event will transactions in portfolio securities of the Funds be directed, nor will any remuneration, including commissions, mark-ups, or fees of any kind resulting from transactions in portfolio securities of the Funds be used to compensate brokers for the distribution of Fund shares.

     For the fiscal year ended May 31, 2005, the Money Market Fund, the Short Term Fund, the Treasury Fund, the Advisor Growth Portfolio, the Advisor Moderate Portfolio and the Advisor Conservative Portfolio did not pay any brokerage commissions. During the same period, the Mid Cap Equity Fund, Strategic Dividend Fund, Large Cap Equity Fund, and the Leaders Equity Fund paid $226,845, $41,472, $258,710 and $252,285, respectively, in brokerage commissions.

     For the fiscal year ended May 31, 2004, the Money Market Fund, the Short Term Fund, the Treasury Fund, the Advisor Growth Portfolio, the Advisor Moderate Portfolio and the Advisor Conservative Portfolio did not pay any brokerage commissions. During the same period, the Mid Cap Equity Fund, Large Cap Equity Fund, and the Leaders Equity Fund paid $64,514, $159,189 and $169,573, respectively, in brokerage commissions.

     For the fiscal year ended May 31, 2003, the Money Market Fund and the Treasury Fund did not pay any brokerage commissions. During the same period, the Mid Cap Equity Fund, Large Cap Equity Fund, and the Leaders Equity Fund paid $16,758, $31,326 and $131,824, respectively, in brokerage commissions.

     As of May 31, 2005, the following Funds held investments in securities of their regular broker-dealers:

                        APPROXIMATE AGGREGATE VALUE OF
                           ISSUER'S SECURITIES OWNED                 NAME OF
FUND                       BY THE FUND AT 5/31/2005             BROKER OR DEALER
----                    ------------------------------   ------------------------------
Money Market Fund                  3,509,000               Bank of America Securities
Money Market Fund                 10,000,000                    First Tennessee
Money Market Fund                 23,933,000                       Wells Fargo

Intermediate Fund                  1,067,000                      Bear Stearns

Large Cap Equity Fund              1,735,000                     Bank of America
Large Cap Equity Fund              1,078,000                Merrill Lynch and Company
Large Cap Equity Fund                829,000             Morgan Stanley Dean Witter Co.
Large Cap Equity Fund              2,058,000                       Wells Fargo

Leaders Equity Fund                  863,000                Merrill Lynch and Company

     PORTFOLIO TURNOVER. For the fiscal year ended May 31, 2004, the portfolio turnover rates for the Short Term Fund, the Intermediate Fund, the Large Cap Equity Fund, the Mid Cap Equity Fund, the Leaders Equity Fund, the Advisor Growth Portfolio, the Advisor Moderate Portfolio and the Advisor Conservative Portfolio were 36%, 20%, 37%, 19% 196%, 14%, 10% and 12%, respectively. For the fiscal year ended May 31, 2005, the portfolio turnover rates for the Short Term Fund, the Intermediate Fund, the Strategic Dividend Fund, the Large Cap Equity Fund, the Mid Cap Equity Fund, Leaders Equity Fund the Advisor Growth Portfolio, the Advisor Moderate Portfolio and the Advisor Conservative Portfolio were 69%, 7%, 9%, 79%, 78%,219%, 5%, 5% and 6%, respectively. The portfolio turnover rate will not be a limiting factor when the Adviser deems portfolio changes appropriate.

                  DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

     It is the policy of the Trust ("Disclosure Policies"), with respect to each of the Funds, to disclose to the general public the portfolio holdings of each of the Funds (1) in regular public filings made with the Securities and Exchange Commission and (2) in response to a request from a regulatory or other governmental entity. The Funds may also provide information regarding portfolio holdings to service providers where relevant to duties to be performed for the Fund. Such service providers include fund accountants, administrators, investment advisers, custodians, independent public accountants, and attorneys. Neither the Funds nor any service provider to the Funds may disclose material information about the Funds' holdings, trading strategies implemented or to be implemented in the Funds or about pending transactions in the Funds to other third parties except that information about portfolio holdings may be made available to such third parties:

     - Through disclosure in a Fund's latest annual or semi-annual report or Form N-Q;

     - In marketing materials, provided that the information regarding portfolio holdings contained therein is at least fifteen days old;

     - On the Funds' website, provided that the Fund has disclosed in its prospectus that such information will be available on its website or

     -    when the fund has a legitimate business purpose for doing so and

               -    the recipients are subject to a confidentiality agreement;
                    or

               - the Board has determined that the policies of the recipient are adequate to protect the information that is disclosed; or

               - the information that is disclosed is at least at least 15 days old.

     Such disclosures shall be authorized by the President or Chief Compliance Officer of the Adviser and shall be reported periodically to the Board.

     In addition, the Board of Trustees may, on a case-by-case basis, authorize the disclosure of information as an exception to this policy or impose additional restrictions on the disclosure of information beyond those found in this policy.

     Neither the Funds nor the Funds' investment adviser or any sub-adviser may receive compensation or other consideration in connection with the disclosure of information about portfolio securities. The Board of Trustees has approved this policy and will review any material changes to this policy, and shall periodically review persons or entities receiving such information. The Board of Trustees may, on a case-by-case basis, authorize the disclosure of information as an exception to the Funds' Disclosure Policies or impose additional restrictions on the disclosure of information beyond those found in the Funds' Disclosure Policies.

     Portfolio holdings information made available to third parties for which the Fund has a legitimate business purpose ("non-standard service providers") include ratings agencies and other qualified financial professionals, Non-standardized service providers currently are Lipper Analytical Services, Moody's Investors Service, Morningstar, Standard & Poor's Rating Service and Bloomberg. The foregoing Non-service providers list may be revised at any time and will be updated with each year's annual filing of the SAI.

                              FEDERAL INCOME TAXES

     The Prospectus describes generally the tax treatment of dividends and distributions made by the Trust. This section of the SAI includes additional information concerning federal income taxes.

     Qualification by a Fund as a "regulated investment company" under the Internal Revenue Code of 1986, as amended, (the "Code") requires, among other things, that (a) at least 90% of a Fund's annual gross income be derived from interest, payments with respect to securities loans, dividends and gains from the sale or other disposition of stock or securities, options, futures, forward contracts, foreign currencies, and other income derived with respect to its business of investing in stock or securities; and (b) a Fund diversifies its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items (including receivables), U.S. government securities, securities of other regulated investment companies and other securities (except that such other securities must be limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer), and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies), or of two or more issuers which the taxpayer controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses. The Fund will not be subject to federal income tax on its net investment income and net capital gains which are distributed to its shareholders, provided that it distributes to its stockholders at least 90% of its net investment income and tax-exempt income earned in each year. If the Fund does not meet all of these Code requirements, it will be taxed as an ordinary corporation and its distributions will be taxed to shareholders as ordinary income.

     Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income for the calendar year, (ii) 98% of capital gain net income for the one year period ending on October 31 and (iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts actually distributed by the regulated investment company from its current year's ordinary income and capital gain net income and (ii) any amount on which the regulated investment company pays income tax for the year.

     . Each Fund intends to distribute substantially all of its net investment income and net capital gains and, thus, expects not to be subject to the corporate income tax or excise tax.

For federal income tax purposes, the following Funds had capital loss carryforwards as of May 31, 2005 which are available to offset future capital gains, if any, to the extent provided by Treasury regulations:

                                      Amount     Expires
                                    ----------   -------
Money Market Fund                   $      410      2011
Money Market Fund                   $      156      2012
Money Market Fund                   $      137      2013

Short Term Government Income Fund   $  210,095      2008
Short Term Government Income Fund   $  723,544      2009
Short Term Government Income Fund   $   86,910      2012
Short Term Government Income Fund   $   20,905      2013

Intermediate Term Fund              $3,092,207      2009

Leaders Equity Fund                 $3,389,423      2011

     A capital gains distribution will be a return of invested capital to the extent the net asset value of an investor's shares is thereby reduced below his or her cost, even though the distribution will be taxable to the shareholder. A redemption of shares by a shareholder under these circumstances could result in a capital loss for federal tax purposes.

     It is anticipated that a portion of the dividends paid by the Equity Funds will qualify for the dividends-received deduction available to corporations. The Equity Funds are required to notify shareholders of the amount of dividends which will qualify for the deduction within 60 days of the close of each Fund's taxable year. The dividends paid by the other Funds are not expected to qualify. Tax law proposals introduced from time to time, may also affect the dividends received deduction.

     Recently enacted tax legislation generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains from sales on or after May 6, 2003 and on certain qualifying dividend income. The rate reductions do not apply to corporate taxpayers. Each Fund will be able to separately designate distributions of any qualifying long-term capital gains or qualifying dividends earned by the Fund that would be eligible for the lower maximum rate. A shareholder will also have to satisfy a 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower rate. Distributions resulting from a Fund's investments in bonds and other debt instruments will not generally qualify for the lower rates. Note that distributions of earnings from dividends paid by "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends. Qualified foreign corporations are corporations incorporated in a U.S. possession, corporations whose stock is readily tradable on an established securities market in the U.S., and corporations eligible for the benefits of a comprehensive income tax treaty with the United States which satisfy certain other requirements. Foreign personal holding companies, foreign investment companies, and passive foreign investment company are not treated as "qualified foreign corporations." Foreign tax credits associated with dividends from "qualified foreign corporations" will be limited to reflect the reduced U.S. tax on those dividends.

     In general, "qualified dividend income" is income attributable to dividends received from certain domestic and foreign corporations on or after January 1, 2003, as long as certain holding period requirements are met. If 95% or more of a Fund's gross income constitutes qualified dividend income, all of its distributions will be treated as qualified dividend income in the hands of individual shareholders, as long as they meet certain holding period requirements set forth below for their Fund shares. If less than 95% of the Fund's income is attributable to qualified dividend income, then only the portion of the Fund's distributions that are attributable to and designated as such in a timely manner will be so treated in the hands of individual shareholders. A Fund will only be treated as realizing qualified dividend income to the extent it receives dividends from certain domestic and foreign corporations and the Fund has held the shares of the stock producing the dividend for at least 61 days during the 121-day period beginning on the date that is 60 days before the date on which such shares became ex-dividend. A longer holding period applies to investments in preferred stock. (Only dividends from direct investments will qualify. Payments received by the Fund from securities lending, repurchase and other derivative transactions ordinarily will not.) No assurance can be given as to what portion, if any, of the Fund's dividend income distributed to shareholders will qualify for the reduced rate of taxation.

     The maximum corporate federal income tax rate applicable to ordinary income and net capital gain is 35%. Marginal tax rates may be higher for some corporations to reduce or eliminate the benefit of lower marginal income tax rates. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

     Federal income tax rates on noncorporate taxpayers are set to increase in future years under various "sunset" provisions of laws enacted in 2001 and 2004.

     If a shareholder exchanges or otherwise disposes of shares of a Fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares the shareholder subsequently pays a reduced sales load for shares of a Fund, the sales load previously incurred acquiring the Fund's shares shall not be taken into account (to the Extent such previous sales loads so not exceed the reduction in sales loads) for the purpose of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other shares.

     If an option written by a Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. If securities are sold by a Fund pursuant to the exercise of a call option written by it, such Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, such Fund will subtract the premium received from its cost basis in the securities purchased.

     The amount of any realized gain or loss on closing out a forward contract will generally result in a realized capital gain or loss for tax purposes. Under Code Section 1256, forward currency contracts held by a Fund at the end of a fiscal year will be required to be "marked to market" for federal income tax purposes, that is, deemed to have been sold at market value. Any gain or loss recognized with respect to forward currency contracts is considered to be 60% long term capital gain or loss and 40% short term capital gain or loss, without regard to the holding period of the contract. Code Section 988 may also apply to forward contracts. Under Section 988, each foreign currency gain or loss is generally computed separately and treated as ordinary income or loss. In the case of overlap between Section 1256 and 988, special provisions determine the character and timing of any income, gain or loss. The Funds will attempt to monitor Section 988 transactions to avoid an adverse tax impact. Investors should be aware that the investments to be made by the Funds may involve sophisticated tax rules (such as the original issue discount, marked to market and real estate mortgage investment conduit ("REMIC") rules) that would result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds will seek to avoid significant noncash income, such noncash income could be recognized by the Funds, in which case a Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. Investors should consult their tax advisers with respect to such rules.

BACKUP WITHHOLDING

     The Trust may be required to withhold, subject to certain exemptions, at a rate of 28% ("backup withholding") on all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder, unless the shareholder generally certifies that the "taxpayer identification number" ("TIN"), generally the shareholder's social security or employer identification number, provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Trust that the shareholder's TIN is incorrect or that the shareholder is subject to backup withholding. This tax is not an additional federal income tax imposed on the shareholder, and the shareholder may claim the tax as a tax payment on his or her federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties.

     Shareholders will be notified annually by the Trust as to the Federal tax status of distributions made by the Fund(s) in which they invest. Depending on the residence of the shareholder for tax purposes, distributions also may be subject to state and local taxes. Special tax treatment, including a penalty on certain pre-retirement distributions, is accorded to accounts maintained as IRAs. Shareholders should consult their own tax advisers as to the Federal, state and local tax consequences of ownership of shares of the Funds in their particular circumstances.

     FOREIGN SHAREHOLDERS. Under the Code, distributions of certain investment income by the Fund to a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax (at a rate of 30% or a lower treaty rate). Withholding will not apply if a dividend paid by the Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens or domestic corporations will apply. Distributions of tax capital gains (aside from capital gains on REIT shares) are not subject to withholding tax, but in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily may be subject to U.S. income tax at a rate of 28% if the individual is physically present in the U.S. for more than 182 days during the taxable year. Distributions attributable to interest earned by a Fund from U.S. sources are also generally not subject to withholding tax.

                          SHARES OF BENEFICIAL INTEREST

     Performance Funds Trust was organized as a Delaware business trust on March 11, 1992, and consists of multiple separate portfolios or series, ten of which are offered in this SAI. The Board of Trustees may establish additional series in the future. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. When issued, shares of the Funds are fully paid and non-assessable.

     Each Fund offers Class A shares (except for the Portfolios), Class B shares (except for the Short Term Fund, the Portfolios and the Strategic Dividend Fund) and Institutional Class shares (except for the Portfolios). Each Portfolio offers Class C shares. Institutional Class shares and Class A, B and C shares are identical in all respects with the exception that the Class A shares are subject to a front end sales charge and Class B and Class C shares may be subject to a contingent deferred sales charge and Class A, B and C shares may be subject to Rule 12b-1 fees to which the Institutional Class shares are not subject. Purchases may be made through an authorized broker or financial institution, including the Fund, by mail or by wire. Call 1-800-737-3676, or contact your sales representative, broker-dealer or bank to obtain more information about the Fund's classes of shares.

     Under Delaware law, shareholders could, under certain circumstances, be held personally liable for the obligations of a series of the Trust but only to the extent of the shareholder's investment in such series. However, the Declaration of Trust disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of each series of the Trust and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Trust or the Trustees. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations and should be considered remote and is limited to the amount of the shareholder's investment in the Fund. The Funds currently offer their shares in multiple classes, each with different sales arrangements and bearing different expenses. Under the Funds' Trust Instrument, the Boards of Trustees are authorized to create new portfolios or classes without the approval of the shareholders of the applicable Fund. Each share will have a pro rata interest in the assets of the Fund portfolios to which the shares of that series relates, and will have no interest in the assets of any other Fund portfolio. In the event of liquidation, each share of a Fund would have the same rights to dividends and assets as every other share of that Fund, except that, in the case of a series with more than one class of shares, such distributions will be adjusted to appropriately reflect any charges and expenses borne by each individual class. Each Fund's Board of Trustees is also authorized to create new classes without shareholder approval. When certain matters affect one class but not another, the shareholders would vote as a class regarding such matters. Subject to the foregoing, on any matter submitted to a vote of shareholders, all shares then entitled to vote will be voted separately by Fund or portfolio unless otherwise required by the 1940 Act, in which case all shares will be voted in the aggregate. For example, a change in a Fund's fundamental investment policies would be voted upon only by shareholders of the Fund involved. Additionally, approval of the Advisory Contract is a matter to be determined separately by each Fund. Approval by the shareholders of one Fund is effective as to that Fund whether or not sufficient votes are received from the shareholders of the other Funds to approve the proposal as to those Funds. As used in the Prospectus and in this SAI, the term "majority", when referring to approvals to be obtained from shareholders of a Fund or class means the vote of the lesser of (i) 67% of the shares of the Fund or class represented at a meeting if the holder of more than 50% of the outstanding shares of the Fund or class are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund or class. The term "majority," when referring to the approvals to be obtained from shareholders of the Trust as a whole means the vote of the lesser of (i) 67% of the Trust's shares represented at a meeting if the holders of more than 50% of the Trust's outstanding shares are present in person or proxy, or
(ii) more than 50% of the Trust's outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

     The Trust may dispense with annual meetings of shareholders in any year in which it is not required to elect trustees under the 1940 Act. However, the Trust undertakes to hold a special meeting of its shareholders if the purpose of voting on the question of removal of a director or trustees is requested in writing by the holders of at least 10% of the Trust's outstanding voting securities, and to assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act.

     Each share of a Fund represents an equal proportional interest in that Fund with each other share and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of a Fund are entitled to receive the assets attributable to that Fund that are available for distribution, and a distribution of any general assets not attributable to a particular Fund that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

     Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Trust.

As of September 1, 2005, the following were five percent or greater shareholders of the Funds:

                                MONEY MARKET FUND

                                        SHARE BALANCE    PERCENTAGE
                                       ---------------   ----------
INSTITUTIONAL CLASS

Harman & Co.                           467,033,829.780     99.52%
c/o Trustmark National Bank
Trust Department
P.O. Box 291
Jackson, MS 39205-0291

CLASS A SHARES

William C. Deviney                       2,606,049.480      7.50%
PO Box 6717
Jackson, MS 39282

CLASS B SHARES

Pershing LLC                               127,931.620     98.85%
1 Pershing Plaza
Jersey City, NJ 07399-0001

                        SHORT TERM GOVERNMENT INCOME FUND

                                       SHARE BALANCE   PERCENTAGE
                                       -------------   ----------
INSTITUTIONAL CLASS

Harman & Co.                           7,999,214.851     88.17%
c/o Trustmark National Bank
Trust Department 10th Floor
P.O. Box 291
Jackson, MS 39205-0291

CLASS A SHARES

Nationwide Investment Services           486,616.458     65.99%
Corporation
FSB
PO Box 182029
Columbus, OH 43218-2029

Pershing LLC                             233,495.975     31.67%
1 Pershing Plaza
Jersey City, NJ 07399-0001

                          INTERMEDIATE TERM INCOME FUND

                                       SHARE BALANCE   PERCENTAGE
                                       -------------   ----------
INSTITUTIONAL CLASS

Harman & Co.                           5,073,328.411     94.21%
c/o Trustmark National Bank
Trust Department 10th Floor
P.O. Box 291
Jackson, MS 39205-0291

CLASS A SHARES

Nationwide Investment Services
Corporation                              629,378.399     85.33%
P.O. Box 182029
Columbus, OH 43218-2029

Pershing LLC                             82,755.519      11.22%
1 Pershing Plaza
Jersey City, NJ 07399-0001

CLASS B SHARES

Pershing LLC                             34,525.107      86.64%
1 Pershing Plaza
Jersey City, NJ 07399-0001

Sterne Agee Leach Inc                     5,325.749      13.36%%
813 Shades Creek Parkway, Suite 100B
Birmingham, AL  35209

                             STRATEGIC DVIDEND FUND

                                       Share Balance   Percentage
                                       -------------   ----------
INSTITUTIONAL CLASS

Advisor Moderate Portfolio               123,876.653      5.41%
248 E Capitol Street
Attn: Teresa Scheel
Jackson, MS 39201

Harmon & Co.                           2,033,657.155     88.86%
PO Box 291
Jackson, MS 39205-0291

CLASS A SHARES

Clayton Hill Gordon                        7,108.344      5.65%
Grace F. Gordon
363 Lakewood Drive
Bloomfield, MI 48304

Deborah B. Gordon                         10,098.312      8.02%
52 Oaklawn Drive
Covington, LA 70433

John H. Gordon                            10,154.774      8.06%
John H. Gordon IV Trust
52 Oaklawn Drive
Covington, LA 70433

Pershing LLC                              98,347.411     78.11%
1 Pershing Plaza
Jersey City, NJ 07399-0001

                              LARGE CAP EQUITY FUND

                                 SHARE BALANCE   PERCENTAGE
                                 -------------   ----------
INSTITUTIONAL CLASS

Harman & Co.                     3,262,508.617     85.60%
c/o Trustmark National Bank
Trust Department 10th Floor
P.O. Box 291
Attn: Mutual Fund Area
Jackson, MS 39205-0291

CLASS A SHARES

Nationwide Investment Services     988,231.927     55.14%
Corporation
P O Box 182029
Columbus  OH 43218-2029

Pershing LLC                       691,408.145     38.58%
1 Pershing Plaza
Jersey City, NJ 07399-0001

CLASS B SHARES

Pershing LLC                       146,556.399     86.91%
1 Pershing Plaza
Jersey City, NJ 07399-0001

                               MID CAP EQUITY FUND

                                 SHARE BALANCE   PERCENTAGE
                                 -------------   ----------
INSTITUTIONAL CLASS

Harman & Co.                     3,771,634.366     87.41%
c/o Trustmark National Bank

Trust Department 10th Floor
P.O. Box 291
Attn: Mutual Fund Area
Jackson, MS 39205-0291

CLASS A SHARES

Nationwide Investment Services   1,042,103.013     67.43%
Corporation
PO Box 182029
Columbus, OH 43218-2029

Pershing LLC                       435,755.365     28.20%
1 Pershing Plaza
Jersey City, NJ 07399-0001

CLASS B SHARES

Pershing LLC                        75,600.912     87.62%
1 Pershing Plaza
Jersey City, NJ 07399-0001

Sterne Agee Leach  Inc               8,627.070     10.00%
813 Shades Creek Parkway
Birmingham  AL  35209

                               LEADERS EQUITY FUND

                                 SHARE BALANCE   PERCENTAGE
                                 -------------   ----------
INSTITUTIONAL CLASS
Harman & Co.                     4,560,868.632     92.37%
c/o Trustmark National Bank
Trust Department 10th Floor
P.O. Box 291
Attn: Mutual Fund Area

Jackson, MS 39205-0291

CLASS A SHARES

Nationwide Investment Services     144,002.118     56.56%
Corporation
PO Box 182029
Columbus, OH 43218-2029

Pershing LLC                       107,139.073     42.08%
1 Pershing Plaza
Jersey City, NJ 07399-0001

CLASS B SHARES

Pershing LLC                        54,276.752     98.53%
1 Pershing Plaza
Jersey City, NJ 07399-0001

                            ADVISOR GROWTH PORTFOLIO

CLASS C SHARES

Trustmark                          509,251.461     60.87%
248 E Capitol Street
ATTN Teresa Scheel
Jackson, MS 39201

Pershing LLC                       323,408.419     38.66%
1 Pershing Plaza
Jersey City, NJ 07399-0001

                           ADVISOR MODERATE PORTFOLIO

CLASS C SHARES

Trustmark                          510,844.397     45.06%
248 E Capitol Street
ATTN Teresa Scheel
Jackson, MS 39201

Pershing LLC                       621,399.803     54.81%
1 Pershing Plaza
Jersey City, NJ 07399-0001

                         ADVISOR CONSERVATIVE PORTFOLIO

CLASS C SHARES

Trustmark                          521,491.165     62.68%
248 E Capitol Street
ATTN Teresa Scheel
Jackson, MS 39201

Pershing LLC                       306,385.233     36.82%
1 Pershing Plaza
Jersey City, NJ 07399-0001

A Shareholder who beneficially owns, directly or indirectly, more than 25% of a Fund's voting securities may be deemed a "control person" (as defined under applicable securities laws) of the Fund.

                                OTHER INFORMATION

     The Trust's Registration Statement, including the Prospectus, the SAI and the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Statements contained in the Prospectus or the SAI as to the contents of any contract or other document referred to herein or in the Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

Householding. Shareholders will receive mailings of the shareholder report and the prospectus on a regular basis. To reduce Fund expenses, related shareholders will be identified and mailed only one document. This process, called "householding", will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at 1-800-737-3676.

The Prospectus and this Statement of Additional Information are not an offering of the securities herein described in any state in which such offering may not lawfully be made. No salesman, dealer or other person is authorized to give any information or make any representation other than those contained in the Prospectus and this Statement of Additional Information.

                                    CUSTODIAN

     Trustmark National Bank acts as Custodian for the Funds. The Custodian, among other things, maintains a custody account or accounts in the name of each Fund; receives and delivers all assets for each Fund upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of each Fund and pays all expenses of each Fund. For its services as Custodian, Trustmark National Bank receives an asset-based fee and transaction charges.

     For the fiscal year ended May 31, 2005, the Money Market Fund, the Short Term Fund, the Intermediate Fund, the Strategic Dividend Fund, the Large Cap Equity Fund, the Mid Cap Equity Fund, the Leaders Equity Fund, the Advisor Growth Portfolio, the Advisor Moderate Portfolio and the Advisor Conservative Portfolio paid $211,748, $32,804, $32,157, $3,250, $39,250, $35,937, $14,913,
$3,161, $4,239 and $2,712, respectively, to the Custodian. During the same period, Trustmark National Bank waived custodian fees of $1,581, $2,120 and $1,356 for the Advisor Growth Portfolio, the Advisor Moderate Portfolio and the Advisor Conservative Portfolio, respectively. *

     For the fiscal year ended May 31, 2004, the Money Market Fund, the Short Term Fund, the Intermediate Fund, the Large Cap Equity Fund, the Mid Cap Equity Fund, the Leaders Equity Fund, the Advisor Growth

Portfolio, the Advisor Moderate Portfolio and the Advisor Conservative Portfolio paid $209,535, $38,657, $32,739, $42,213, $34,494, $11,174, $1,935, $1,928 and
$1,754, respectively, to the Custodian. During the same period, Trustmark National Bank waived custodian fees of $967, $964 and $877 for the Advisor Growth Portfolio, the Advisor Moderate Portfolio and the Advisor Conservative Portfolio, respectively. **

     For the fiscal year ended May 31, 2003, the Money Market Fund, the Short Term Fund, the Intermediate Fund, the Large Cap Equity Fund, the Mid Cap Equity Fund and the Leaders Equity Fund paid $229,799, $39,642, $37,995, $44,543,
$30,835 and $8,247, respectively, to the Custodian.**

* no information is provided for the Treasury Fund, which had no operations during the reporting periods.

** no information is provided for the Treasury Fund and the Strategic Dividend Fund, which had no operations during the reporting periods.

                            SECURITIES LENDING AGENT

     The Funds have retained J.P. Morgan Chase as its securities lending agent and will compensate that firm based on a percentage of the profitability generated by securities lending transactions effected on the behalf of the Funds.

                                  LEGAL COUNSEL

     Drinker Biddle & Reath LLP serves legal counsel for the Trust and the Trust's independent trustees. The address of Drinker Biddle & Reath is One Logan Square, 18th and Cherry Streets, Philadelphia, PA 19103-6996.

                                     EXPERTS

     PricewaterhouseCoopers LLP serves as the independent registered public accounting firm for the Trust. PricewaterhouseCoopers LLP provides audit services, tax return preparation and assistance and consultation in connection with certain SEC filings. PricewaterhouseCoopers LLP's address is 100 East Broad Street, Columbus, Ohio 43215.

                              FINANCIAL STATEMENTS

     Financial Statements for the Funds (except for the Treasury Fund) as of May 31, 2005 and for the period then ended including the Report of PricewaterhouseCoopers LLP, independent registered public accounting firm, as contained in the Annual Report to Shareholders are incorporated by reference.

                                   APPENDIX A

     The following is a description of the ratings by Moody's and Standard & Poor's.

                         MOODY'S INVESTORS SERVICE, INC.

     Aaa: Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     CA: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     UNRATED: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

     1.   An application for rating was not received or accepted.

     2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

     3.   There is a lack of essential data pertaining to the issue or issuer.

     4. The issue was privately placed, in which case the rating is not published in Moody's Investors Services, Inc.'s publications.

     Suspension or withdrawal may occur if new and material circumstances arise the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

     Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa-1, A-1, Baa-1 and B-1

                          STANDARD & POOR'S CORPORATION

     AAA: Bonds rated AAA have the highest rating assigned by Standard & Poor's Corporation ("SAP"). Capacity to pay interest and repay principal is extremely strong.

     AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

     A: Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in the highest rated categories.

     BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

     BB, B, CCC, CC, C: Bonds rated BB, B, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of this obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties of major risk exposures to adverse conditions.

     C1: The rating C1 is reserved for income bonds on which no interest is being paid.

     D: Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

     PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Appendix B

                                PERFORMANCE FUNDS
                               PROXY VOTING POLICY

It is the policy of the Board of Trustees of Performance Funds (the "Board") to delegate the responsibility for voting proxies relating to portfolio securities to each investment adviser as a part of the adviser's general management of the portfolio, subject to the Board's continuing oversight. The following are the guidelines adopted by the Board for the administration of this policy:

Fiduciary Duty

The right to vote a proxy with respect to portfolio securities held in portfolios of Performance Funds (the "Funds") is an asset of the Funds. Each adviser to whom authority to vote on behalf of the Funds is delegated acts as a fiduciary of the Funds and must vote proxies in a manner consistent with the best interest of the Funds and its shareholders.

Review of Policies & Procedures

Each adviser must present to the Board its policies, procedures and other guidelines for voting proxies at least annually, and must notify the Board promptly of material changes to any of these documents. The Board shall review the policies, procedures and other guidelines presented by each adviser to determine that they meet the requirements of this policy.

Reporting

EACH ADVISER MUST INCLUDE IN ITS BOARD PRESENTATION MATERIALS ONCE EACH YEAR A RECORD OF EACH PROXY VOTED WITH RESPECT TO PORTFOLIO SECURITIES OF THE FUNDS DURING THE YEAR. The report must include a separate report of proxies with respect to which the adviser or its affiliates have such a relationship that proxies presented with respect to those companies give rise to a conflict of interest between the adviser and the Funds indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy.

Subadvisers

The adviser may, but is not required to further delegate the responsibility for voting proxies relating to portfolio securities to a sub-adviser retained to provide investment advisory services to portfolios of the Funds. If such responsibility is delegated to a sub-adviser, the sub-adviser shall assume the reporting responsibilities of the adviser under these policy guidelines.

Record Retention

Each adviser will maintain such records with respect to the voting of proxies as may be required by the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder or by the Investment Company Act of 1940, as amended, and the rules promulgated thereunder.

Revocation

The delegation of authority by the Board to vote proxies relating to portfolio securities of the Funds is entirely voluntary and may be revoked by the Board, in whole or in part, at any time.

                          Trustmark Investment Advisors
                             Proxy Voting Procedures

The Firm's Policy & Procedures Manual regarding proxy voting provides:

     Subject to the adoption of procedures or guidelines by the Board or specific written direction from a client, proxy voting shall be the responsibility of the Investment Committee, which may delegate such aspects of this responsibility as it may consider appropriate to designated officers or employees of the Firm.

These procedures are adopted by the Investment Committee (the "Committee") pursuant to the policy cited above.

1. Evaluation and Voting

The President of the Firm may designate one or more employees of the Firm (the "designated employee") to review each proxy received by the Firm which the Firm has the responsibility to vote. The designated employee will review the issues presented by the proxy and, where it is appropriate to do so will vote the proxy in accordance with the proxy voting guidelines.

If the proxy presents issues not addressed in the proxy voting guidelines or the designated employee believes that one or more issues presented by the proxy should not be voted as indicated by the guidelines, the designated employee will prepare a memorandum with respect to the proxy setting out:

     -    the issue presented;

     - the interests of the Firm or of affiliates of the Firm, if any, in the issue;

     -    the interest of the client accounts in the issue presented and

     -    a recommendation for voting the proxy.

The memorandum will include a record of all external conversations and copies of all other materials that were material to the evaluation and recommendation made by the designated employee.

The memorandum will be presented to the President who will:

     -    direct that the proxy be voted as recommended by the memorandum;

     -    return the memorandum for further consideration; or

     - in the case of a potential conflict of interest or basic disagreement about the voting of the proxy, submit the memorandum to the Committee for direction with respect to the voting of the proxy.

It is the responsibility of the President of the Firm to ensure that proxies are voted timely and in the manner he or she directs.

The President will submit a report to the Committee setting out those proxies that have been voted since the last meeting of the Committee.

CONFLICTS OF INTEREST

The Firm will maintain a list of those companies which issue publicly traded securities and with which the Firm or its affiliates have such a relationship that proxies presented with respect to those companies may, or may be perceived to give rise to a conflict of interest between the Firm and its clients. Examples of such a relationship include:

     - Companies affiliated with directors, or immediate family members of directors of the Firm or of affiliates of the Firm;

     - Companies affiliated with officers, or immediate family members of officers of the Firm or affiliates of the Firm;

     - Companies that maintain significant business relationships with the Firm or with affiliates of the Firm, or with which the Firm or an affiliate of the Firm is actively seeking a significant business relationship.

Proxies that are received from companies on the list will be directed to the Committee for its consideration. The Committee will determine, based on a review of the issues raised by the solicitation, the nature of the potential conflict and, most importantly, the Firm's commitment to vote proxies in the best interests of client accounts, how the proxy will be handled. If it is appropriate to do so, the Committee may direct the President:

     - to vote the proxy in accordance with voting guidelines adopted by the Firm and in force at the time the proxy was received,

     - employ an outside service provider to advise in the voting of the proxy,

     - employ an outside service provider to vote the proxy on behalf of the Firm and its clients, or

     - decline to vote the proxy because the cost of addressing the potential conflict of interest is greater than the benefit to the clients of voting the proxy.

2. Delegation of Proxy Voting

In the alternative, if it believes such an arrangement is reasonably designed to ensure that the Firm will vote client securities in the best interest of the clients and will avoid material conflicts between the Firm and its clients, the Committee may recommend to the Board one or more unaffiliated service providers (the "designated providers") either to advise the Firm with respect to voting proxies, or to which the Firm may delegate the responsibility for voting proxies which the Firm has the responsibility to vote. The designated provider will review the issues presented by each proxy and, will vote the proxy on behalf of the Firm in accordance with its proxy voting guidelines.

3. REPORTING

The President of the Firm will submit a report to the Committee of each proxy voted by the Firm since the last meeting of the Committee. Where an outside service provider has been involved either to advise the Firm with respect to voting of the proxy or to vote the proxy on behalf of the Firm, the President will submit a separate report to the Committee including reports, memoranda or other materials received from the outside service provider relating to the voting of proxies.

                          Trustmark Investment Advisors
                             Proxy Voting Guidelines

Section 1.7 of the Investment Adviser Co. Policies & Procedures Manual provides:

     It is the policy of the Firm that, absent compelling reasons why a proxy should not be voted, all proxies relating to client securities should be voted.

The key element underlying any evaluation of the interest of an advisory account in an issue presented to the shareholders of the company is the effect, if any, a proposal could have on the current or future value of the investment. While the Firm will evaluate each issue on its merits, the following are guidelines generally followed in voting proxies:

Management Proposals

To the extent that management's proposals do not infringe on stockholder rights, the Firm will generally support their position. Management sponsored resolutions can be grouped into five main categories: Standard Proposals, Capitalization Proposals, Non-Salary Compensation Programs, Anti-Takeover Measures and Miscellaneous Corporate Governance Matters.

     I. STANDARD PROPOSALS

     The Firm will generally support management's proposals to:

          -    Elect or re-elect members of the board of directors

          -    Select outside auditors

          -    Set the annual meeting date and location

          -    Eliminate preemptive rights or dual classes of stock

          -    Establish dividend reinvestment plans

          -    Provide cumulative voting for directors

          -    Indemnify directors, officers and employees

          -    Change the corporate name

     II. CAPITALIZATION PROPOSALS

     The Firm will generally support proposals to:

          -    Increase the authorized number of common shares

          -    Adjust of par value

          -    Establish flexible schedules of preferred dividends

          -    Repurchase shares

          -    Authorize stock splits or stock dividends

          -    Establish anti-greenmail measures

     III. NON-SALARY COMPENSATION PROGRAMS

     The Firm will generally support stock or other non-salary compensation plans that affordincentives based on performance, as opposed to risk-free rewards, including:

          -    Performance incentives

          -    Stock option plans

          -    Stock purchase or stock ownership plans

          -    Thrift/Profit Sharing plans

     However, the Firm tends to not support plans that:

          -    Cause excessive dilution

          -    Award options at deep discount to the market

     IV. ANTI-TAKEOVER MEASURES

     The Firm believes that charter and by-law amendments designed to thwart takeover attempts sometimes undermining the prospects for realizing maximum appreciation, and thus, not always in the best interest of shareholders. The Firm will evaluate the following anti-takeover measures on a case-by-case basis:

          -    Fair pricing procedures

          -    Super majority rules

          -    Board classification

          -    Bars to written consent

          -    Incumbent-entrenchment measures

          -    Re-incorporation measures

          -    Control share measures

          -    Poison Pill resolutions

     V. MISCELLANEOUS CORPORATE GOVERNANCE MATTERS

     The Firm will generally support proposals to:

          -    Limit directors' liability

          -    Authorize indemnification agreements

          -    Meet SEC/NASD quorum requirements

          -    Reorganize as a holding company

SHAREHOLDER PROPOSALS

The Firm recognizes that shareholders regularly make various proposals which they perceive as offering social (and, at times, economic) benefits to both the corporation and its shareholders. While the Firm acknowledges that economic and social considerations are often closely intertwined, in most cases the management group and elected directors are best positioned to make corporate decisions on these proposals.

The Firm generally supports management's position on shareholder proposals presented by proxy.

ORLEANS CAPITAL MANAGEMENT (THE "COMPANY")

PROXY VOTING. DOL Interpretive Bulletin 94-2 (see Section XXIII) provides a summary of proxy voting duties for ERISA plan assets. The Chief Compliance Officer (CCO) will review this Bulletin prior to the Company exercising proxy voting rights in regard to any ERISA plan assets under management.

          1.   PROXY VOTING POLICIES

The Company shall vote proxies related to securities held by any client in a manner solely in the interest of the client. The Company shall consider only those factors that relate to the client's investment, including how its vote will economically impact and affect the value of the client's investment. Proxy votes generally will be cast in favor of proposals that maintain or strengthen the shared interests of shareholders and management, increase shareholder value, maintain or increase shareholder influence over the issuer's board of directors and management, and maintain or increase the rights of shareholders; proxy votes generally will be cast against proposals having the opposite effect. In voting on each and every issue, the Company shall establish a proxy voting committee. This committee will be responsible for voting proxies in the best interests of the Company's clients. The CCO will be the chair of this committee and will be the person responsible for its decisions on proxy voting and shall vote in a prudent and diligent fashion and only after a careful evaluation of the issue presented on the ballot.

          2.   PROXY VOTING PROCEDURES

a. Unless the power to vote proxies for a client is reserved to that client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries), the CCO for the client's account will be responsible for voting the proxies related to that account.

b. All proxies and ballots will be logged in upon receipt and the materials will be forwarded to the CCO.

c. Prior to voting, the CCO will verify that he or she has the authority to vote, and if so, will determine whether his or her voting is subject to guidelines issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).

d. The CCO will promptly vote proxies received in a manner consistent with the Proxy Voting Policies and Procedures stated above and guidelines (if any) issued by client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).

e. The CCO will note on the cover page of the proxy how he or she voted on each issue. The proxy will then be filed in the proper client's file and becomes a permanent part of the records of the Company.

f. On an ongoing basis, the CCO will monitor corporate management of issuers whose securities are held by clients whose accounts he or she manages and where appropriate will communicate with the management of such issuers.

g.   Periodically, the CCO will:

     1. Verify that all annual proxies for the securities held in the clients managed by the Company have been received;

     2. Verify that each proxy received has been voted in a manner consistent with the Proxy Voting Policies and Procedures and the guidelines (if any) issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries);

     3. Report to the client how each proxy sent to Company on behalf of the client was voted, by forwarding a copy of the completed ballot card or in some other written manner;

     4. Review the files to verify that records of the voting of the proxies have been properly maintained; and

     5. Prepare a written report for each client regarding compliance with the Proxy Voting Policies and Procedures.